UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-07460

Exact name of registrant as specified in charter:	Delaware Investments® Dividend and Income Fund, Inc.

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2013

Item 1. Reports to Stockholders

Annual Report	Delaware Investments® Dividend and Income Fund, Inc.
November 30, 2013

The figures in the annual report for Delaware Investments Dividend and Income Fund, Inc. represent past results, which are not a guarantee of future results. A rise or fall in interest rates can have a significant impact on bond prices. Funds that invest in bonds can lose their value as interest rates rise.

Closed-end fund

Table of contents

Portfolio management review	1
Performance summary	4
Security type/sector allocation and top 10 equity holdings	6
Schedule of investments	8
Statement of assets and liabilities	17
Statement of operations	18
Statements of changes in net assets	19
Statement of cash flows	20
Financial highlights	21
Notes to financial statements	22
Report of independent registered public accounting firm	31
Other Fund information	32
Board of trustees/directors and officers addendum	40
About the organization	43

Unless otherwise noted, views expressed herein are current as of Nov. 30, 2013, and subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services are provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2013 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review

Delaware Investments® Dividend and Income Fund, Inc.
December 10, 2013

Performance preview (for the year ended November 30, 2013)
Delaware Investments Dividend and Income Fund, Inc. @ market price	1-year return	+27.51%
Delaware Investments Dividend and Income Fund, Inc. @ NAV	1-year return	+28.51%
Lipper Closed-end Income and Preferred Stock Funds Average @ market price	1-year return	+2.76%
Lipper Closed-end Income and Preferred Stock Funds Average @ NAV	1-year return	+9.77%
Past performance does not guarantee future results.

For complete, annualized performance for Delaware Investments Dividend and Income Fund, Inc., please see the table on page 4.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

For the 12-month period ended Nov. 30, 2013, Delaware Investments Dividend and Income Fund, Inc. returned +28.51% at net asset value (NAV) and +27.51% at market price (both figures reflect all distributions reinvested). Complete annualized performance for the Fund is shown in the table on page 4.

Stocks outpaced other asset classes

Developed stock markets enjoyed strong results during the fiscal year aided by the presence of quantitative easing (QE) programs — large-scale economic stimulus efforts implemented by central banks in an effort to lift asset values.

The U.S. Federal Reserve, for example, implemented a third round of QE, consisting of $85 billion in monthly Treasury and mortgage-backed security purchases. In May, Fed Chairman Ben Bernanke announced the central bank’s intention to begin tapering these bond purchases if the U.S. economy were to demonstrate signs of sustained economic growth.

Despite investors’ initial concerns about tapering, this bond-buying program stayed in place throughout the remainder of the Fund’s fiscal year, as the U.S. economy continued its subdued growth.

Against this backdrop, equity investments performed particularly well with the U.S. stock market, as measured by the S&P 500® Index, gaining 30.30%. Income-oriented investments such as high yield bonds and real estate investment trusts (REITs) — the latter of which struggled particularly in the summer months, concurrent with the heightened concerns about QE tapering — also generated positive performance, but did not nearly keep pace with the equity market.

Strength from equities

All of the asset classes in which the Fund regularly invests — large-cap value stocks, high yield bonds, REITs, and convertible securities — turned in positive absolute performance during the Fund’s fiscal year.

The Fund benefited most notably from its allocation to large-cap value stocks (representing 42% of the portfolio’s net assets at the end of the fiscal year) and, to a lesser extent, convertible securities (13% of the portfolio at fiscal year end). These asset classes enjoyed strong returns, and our sizeable weighting in both groups proved beneficial. The Fund’s use of leverage — a portfolio-management tool designed to obtain a higher return on our equity investments — lifted its performance, in light of the stock market’s rise.

Within the equity portion of the portfolio, the Fund’s leading individual contributors included Johnson Controls, which makes heating and air conditioning systems; Xerox, a leading printer manufacturer; defense contractor Northrop Grumman; food processing firm Archer-Daniels-Midland; and oilfield services provider Halliburton.

Detractors within the Fund’s equity portion included CBL & Associates, an owner and operator of class B malls; American Campus Communities, an owner and operator of student housing on college campuses; Westfield Group, an owner, operator, and developer of class A malls in Australia and elsewhere, Quest Diagnostics, a diagnostic testing provider; and Broadcom, a provider of silicon solutions for broadband digital transmissions.

Unless otherwise noted, views expressed herein are current as of Nov. 30, 2013, and subject to change.

(continues)       1

Portfolio management review

Delaware Investments® Dividend and Income Fund, Inc.

Challenges from REITs

For an income-oriented investment vehicle such as the Fund, REITs can be desirable to own, in our opinion, because they tend to provide relatively high absolute yields. (REITs, in exchange for favorable tax treatment, are required to pass through to shareholders at least 90% of their taxable income every year.)

However, our allocation to REITs (comprising 14% of the portfolio’s net assets at period end) limited the Fund’s upside during the fiscal year, as this category lagged the equity market by a significant margin. Generally speaking, REITs struggled amid a rising interest rate environment. As measured by the FTSE NAREIT Equity REITs Index, the REIT market was up only 6% during the Fund’s fiscal year — more than 20 percentage points behind the return of the S&P 500 Index.

Consistent portfolio positioning

During the period, we made a limited number of changes to the portfolio, as we continued to focus on the Fund’s primary objective: investing in yield-oriented securities in an attempt to provide shareholders with a high level of income.

Equity investments remained a focus, reflecting our belief that this asset class still provided better value than many others, even after significant gains. The portfolio’s large-cap value equity allocation rose from 35% at the start of the fiscal year to 42% by the end, though much of this increase was because of market appreciation rather than a shift in management. Similarly, the Fund’s REIT allocation declined from 16% to 14%, reflecting property stocks’ significant underperformance compared to that of equities more generally.

After equities, high yield bonds represented the next-largest allocation in the portfolio ( 33% as of Nov. 30, 2013). While we remained comfortable with the credit quality of high yield issuers, we continued to be sensitive to the valuations of high yield bonds, which had rallied in the months leading up to this reporting period and also during its first half. As always, we sought to balance the securities’ income-generating capabilities with their interest rate and credit risk.

During the fiscal year, we also wrote call options on certain stocks within the Fund, generally with a short duration, in seeking to enhance income. These options had a negligible effect on Fund performance.

Staying focused on income

By the end of the Fund’s fiscal year, the portfolio continued to emphasize equities; although, we had concluded that stock valuations, after a long rally, were no longer as attractive as they had been in prior quarters. Accordingly, we remained focused on trying to identify what we considered to be good large-cap value stocks at a reasonable price while continuing to meet our dividend objectives.

We remained comfortable with the portfolio’s relatively high allocations to U.S. large-cap value equities and high yield bonds, as well as its ongoing exposure to REITs and convertible bonds. As we continue to monitor market conditions, we will seek to position the portfolio to provide a high level of income for our shareholders while secondarily investing in securities we believe provide favorable long-term total-return potential.

Performance summary

Delaware Investments® Dividend and Income Fund, Inc.

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please obtain the performance data for the most recent month end by calling 800 523-1918.

Fund performance
Average annual total returns
through Nov. 30, 2013	1 year	5 years	10 years	Lifetime
At market price	+27.51%	+30.13%	+8.04%	+8.33%
At net asset value	+28.51%	+25.88%	+9.23%	+9.19%

Diversification may not protect against market risk.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors. REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

The Fund borrows through a line of credit for purposes of leveraging. Leveraging may result in higher degrees of volatility because the Fund’s net asset value could be subject to fluctuations in short-term interest rates and changes in market value of portfolio securities attributable to leverage.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Returns reflect the reinvestment of all distributions. Dividends and distributions, if any, are assumed, for the purpose of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment policy. Shares of the Fund were initially offered with a sales charge of 6%. Performance since inception does not include the sales charge or any other brokerage commission for purchases made since inception.

Past performance is not a guarantee of future results.

Fund basics
As of Nov. 30, 2013

Fund objectives
The Fund’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective.

Total Fund net assets
$98 million

Number of holdings
416

Fund start date
March 26, 1993

NYSE symbol
DDF

Market price versus net asset value (see notes below)
Nov. 30, 2012, through Nov. 30, 2013

Starting value (Nov. 30, 2012)		Ending value (Nov. 30, 2013)
Delaware Investments® Dividend and Income Fund, Inc. @ NAV	$8.66	$10.37
Delaware Investments Dividend and Income Fund, Inc. @ Market price	$7.92	$9.41

Past performance is not a guarantee of future results.

Performance of a $10,000 investment

Average annual total returns from Nov. 30, 2003, through Nov. 30, 2013

Starting value (Nov. 30, 2003)		Ending value (Nov. 30, 2013)
Delaware Investments Dividend and Income Fund, Inc. @ NAV	$10,000	$24,160
Delaware Investments Dividend and Income Fund, Inc. @ Market price	$10,000	$21,701
Lipper Closed-end Income and Preferred Stock Funds Average @ NAV	$10,000	$19,072
Lipper Closed-end Income and Preferred Stock Funds Average @ Market price	$10,000	$18,479

The “Performance of a $10,000 investment” graph assumes $10,000 invested in the Fund on Nov. 30, 2003, and includes the reinvestment of all distributions at market value. The graph also assumes $10,000 invested in the Lipper Closed-end Income and Preferred Stock Funds Average at market price and at NAV. Performance of the Fund and the Lipper class at market value is based on market performance during the period. Performance of the Fund and Lipper class at NAV is based on the fluctuations in NAV during the period. Delaware Investments Dividend and Income Fund, Inc. was initially offered with a sales charge of 6%. Performance shown in both graphs above does not include fees, the initial sales charge, or any brokerage commissions for purchases. Investments in the Fund are not available at NAV.

The Lipper Closed-end Income and Preferred Stock Funds Average represents the average return of closed-end funds that normally seek a high level of current income through investing in income-producing stocks, bonds, and money market instruments, or funds that invest primarily in preferred securities, often considering tax code implications (source: Lipper).

The S&P 500 Index, mentioned on page 1, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the U.S. stock market.

The FTSE NAREIT Equity REITs Index, mentioned on page 2, measures the performance of all publicly traded equity real estate investment trusts (REITs) traded on U.S. exchanges, excluding timber REITs.

Market price is the price an investor would pay for shares of the Fund on the secondary market. NAV is the total value of one fund share, generally equal to a fund’s net assets divided by the number of shares outstanding.

Past performance is not a guarantee of future results.

Security type/sector allocation and
top 10 equity holdings

Delaware Investments® Dividend and Income Fund, Inc.
As of November 30, 2013 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Percentage
Security Type/Sector	of Net Assets
Common Stock	76.95%
Consumer Discretionary	4.78%
Consumer Staples	7.29%
Diversified REITs	1.45%
Energy	9.24%
Financials	7.36%
Healthcare	11.16%
Healthcare REITs	0.96%
Hotel REITs	0.71%
Industrial REITs	0.99%
Industrials	5.82%
Information Technology	9.25%
Mall REITs	1.98%
Manufactured Housing REIT	0.34%
Materials	1.85%
Mixed REITs	0.27%
Mortgage REIT	0.38%
Multifamily REITs	1.22%
Office REITs	1.30%
Real Estate Management & Development	0.00%
Self-Storage REITs	0.62%
Shopping Center REITs	1.80%
Single Tenant REIT	0.19%
Specialty REITs	2.30%
Telecommunications	3.75%
Utilities	1.94%
Convertible Preferred Stock	3.32%
Convertible Bonds	9.46%
Basic Industry	0.25%
Capital Goods	0.62%
Communications	1.70%
Consumer Cyclical	1.31%
Consumer Non-Cyclical	1.70%
Energy	0.60%
Financials	0.51%
Industrials	0.12%
Insurance	0.19%
Real Estate Investment Trusts	0.70%
Technology	1.76%
Corporate Bonds	32.86%
Automobiles	1.28%
Banking	0.98%
Basic Industry	4.48%
Capital Goods	1.84%
Communications	2.99%
Consumer Cyclical	2.91%
Consumer Non-Cyclical	0.90%
Energy	4.75%
Financials	0.43%
Healthcare	2.60%
Insurance	1.13%
Media	2.85%
Services	2.93%
Technology	1.89%
Utilities	0.90%
Senior Secured Loans	3.69%
Limited Partnership	1.32%
Preferred Stock	0.69%
Short-Term Investments	1.08%
Securities Lending Collateral	3.00%
Total Value of Securities	132.37%
Option Written	(0.01%)
Obligation to Return Securities Lending Collateral	(3.00%)
Borrowing Under Line of Credit	(28.84%)
Liabilities Net of Receivables and Other Assets	(0.52%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets
Xerox	2.04%
Merck	1.98%
Johnson Controls	1.97%
Raytheon	1.97%
Cardinal Health	1.92%
Motorola Solutions	1.91%
Waste Management	1.90%
CVS Caremark	1.90%
Bank of New York Mellon	1.87%
Baxter International	1.87%

Schedule of investments

Delaware Investments® Dividend and Income Fund, Inc.
November 30, 2013

	Number of
	Shares	Value
Common Stock – 76.95%
Consumer Discretionary – 4.78%
∞ Abercrombie & Fitch Class A	8,900	$305,092
† DIRECTV Class A	1,550	102,471
† Hertz Global Holdings	3,700	89,762
Johnson Controls	38,200	1,929,481
Lowe’s	35,000	1,661,800
† Quiksilver	15,209	135,360
† Tarkett	10,050	394,555
† United Rentals	916	62,957
		4,681,478
Consumer Staples – 7.29%
† Akorn	3,870	99,653
Archer-Daniels-Midland	42,900	1,726,725
CVS Caremark	27,700	1,854,791
Kraft Foods Group	32,133	1,706,905
Mondelez International Class A	52,200	1,750,266
		7,138,340
Diversified REITs – 1.45%
Fibra Uno Administracion	129,600	408,363
Fifth Street Finance	23,143	221,247
Lexington Reality Trust	69,300	711,711
Nieuwe Steen Investments	269	1,684
Vornado Realty Trust	865	76,059
		1,419,064
Energy – 9.24%
Chevron	14,900	1,824,356
ConocoPhillips	24,000	1,747,200
† Halcon Resources	1,155	4,633
Halliburton	33,000	1,738,440
† Kodiak Oil & Gas	10,439	118,378
Marathon Oil	49,800	1,794,792
Occidental Petroleum	18,100	1,718,776
Range Resources	1,217	94,500
		9,041,075
Financials – 7.36%
Allstate	32,900	1,785,483
Bank of New York Mellon	54,200	1,826,540
Marsh & McLennan	38,200	1,812,590
Travelers	19,600	1,778,504
		7,203,117
Healthcare – 11.16%
Baxter International	26,700	1,827,615
Cardinal Health	29,100	1,879,860
Johnson & Johnson	18,600	1,760,676
Merck	38,800	1,933,405
Pfizer	56,289	1,786,050
Quest Diagnostics	28,400	1,730,696
		10,918,302
Healthcare REITs – 0.96%
HCP	7,450	273,937
Health Care REIT	5,260	294,507
Healthcare Trust of America	26,000	263,900
LTC Properties	2,800	107,828
		940,172
Hotel REITs – 0.71%
† Ashford Hospitality Prime	1,800	36,828
Ashford Hospitality Trust	9,000	73,890
DiamondRock Hospitality	12,300	140,589
LaSalle Hotel Properties	3,100	97,092
Summit Hotel Properties	37,600	341,408
		689,807
Industrial REITs – 0.99%
First Industrial Realty Trust	26,400	460,944
Prologis	1,080	40,964
STAG Industrial	21,700	470,456
		972,364
Industrials – 5.82%
Delta Air Lines	24	696
Mueller Water Products Class A	5,910	50,885
Northrop Grumman	16,200	1,825,416
Raytheon	21,700	1,924,355
† Rexnord	1,560	37,924
Waste Management	40,700	1,859,176
		5,698,452
Information Technology – 9.25%
Broadcom Class A	65,600	1,750,864
Cisco Systems	77,800	1,653,250
Intel	74,500	1,776,080
Motorola Solutions	28,442	1,873,759
Xerox	175,200	1,993,777
		9,047,730
Mall REITs – 1.98%
CBL & Associates Properties	16,834	304,022
General Growth Properties	4,429	91,902
Macerich	1,326	75,502
* Rouse Properties	228	5,561
Simon Property Group	9,747	1,460,588
		1,937,575
Manufactured Housing REIT – 0.34%
Sun Communities	8,100	330,480
		330,480
Materials – 1.85%
duPont (E.I.) deNemours	28,800	1,767,744
Rockwood Holdings	634	43,404
		1,811,148
Mixed REITs – 0.27%
Liberty Property Trust	2,300	74,497
Orange ADR	5,100	66,198
PS Business Parks	1,600	125,312
		266,007
Mortgage REIT – 0.38%
Starwood Property Trust	13,500	376,245
		376,245
Multifamily REITs – 1.22%
Apartment Investment & Management	12,119	304,308
BRE Properties	4,200	215,166
Camden Property Trust	2,950	170,864
Education Realty Trust	25,000	217,500
Equity Residential	5,600	288,624
		1,196,462

	Number of
	Shares	Value
Common Stock (continued)
Office REITs – 1.30%
† Alstria Office REIT	23,400	$294,736
Corporate Office Properties Trust	18,300	406,809
Government Properties Income Trust	4,100	101,721
* Parkway Properties	25,700	470,053
		1,273,319
Real Estate Management &
Development – 0.00%
† Howard Hughes	1	114
		114
Self-Storage REITs – 0.62%
Extra Space Storage	8,100	339,552
Public Storage	1,750	267,225
		606,777
Shopping Center REITs – 1.80%
Agree Realty	19,600	574,280
Equity One	6,800	152,320
Federal Realty Investment Trust	300	31,056
* First Capital Realty	11,881	196,254
Kimco Realty	17,230	355,283
Ramco-Gershenson Properties Trust	12,900	206,400
Weingarten Realty Investors	3,000	85,620
Wheeler Real Estate Investment Trust	37,700	158,340
		1,759,553
Single Tenant REIT – 0.19%
* National Retail Properties	5,700	180,975
		180,975
Specialty REITs – 2.30%
EPR Properties	2,420	121,702
* Gladstone Land	27,600	452,364
Home Loan Servicing Solution	39,400	916,838
Plum Creek Timber	5,785	253,036
Rayonier	2,500	110,275
Solar Capital	17,228	398,828
		2,253,043
Telecommunications – 3.75%
AT&T	48,400	1,704,164
=† Century Communications	500,000	0
CenturyLink	2,699	82,859
* Frontier Communications	33,800	158,184
Verizon Communications	34,800	1,726,776
		3,671,983
Utilities – 1.94%
American Water Works	3,600	152,460
Edison International	35,700	1,649,697
NRG Energy	3,776	99,913
		1,902,070
Total Common Stock
(cost $55,432,693)		75,315,652

Convertible Preferred Stock – 3.32%
# Chesapeake Energy 144A 5.75%
exercise price $27.83,
expiration date 12/31/49	258	296,378
El Paso Energy Capital Trust I 4.75%
exercise price $34.49,
expiration date 3/31/28	5,250	296,100
Goodyear Tire & Rubber 5.875%
exercise price $18.21,
expiration date 3/31/14	2,900	183,878
Halcon Resources 5.75%
exercise price $6.16,
expiration date 12/31/49	335	288,393
HealthSouth 6.50%
exercise price $30.50,
expiration date 12/31/49	288	381,671
Huntington Bancshares 8.50%
exercise price $11.95,
expiration date 12/31/49	182	232,050
Intelsat 5.75%
exercise price $22.05,
expiration date 5/1/16	5,558	321,864
Maiden Holdings 7.25%
exercise price $15.50,
expiration date 9/15/16	5,350	269,480
MetLife 5.00%
exercise price $44.27,
expiration date 3/26/14	8,575	264,625
SandRidge Energy
7.00% exercise price $7.76,
expiration date 12/31/49	1,600	151,100
8.50% exercise price $8.01,
expiration date 12/31/49	1,780	177,626
Wells Fargo 7.50%
exercise price $156.71,
expiration date 12/31/49	259	291,699
Weyerhaeuser 6.375%
exercise price $33.30,
expiration date 7/1/16	1,788	98,018
Total Convertible Preferred Stock
(cost $2,973,982)		3,252,882

	Principal
	Amount
Convertible Bonds – 9.46%
Basic Industry – 0.25%
* Peabody Energy 4.75%
exercise price $57.95,
expiration date 12/15/41	$135,000	109,013
Steel Dynamics 5.125%
exercise price $17.17,
expiration date 6/15/14	122,000	139,003
		248,016

(continues)       9

Schedule of investments

Delaware Investments® Dividend and Income Fund, Inc.

		Principal
		Amount	Value
Convertible Bonds (continued)
Capital Goods – 0.62%
	L-3 Communications Holdings 3.00%
	exercise price $90.24,
	expiration date 8/1/35	$275,000	$323,468
	Titan Machinery 3.75%
	exercise price $43.17,
	expiration date 4/30/19
	3.75% 5/1/19	327,000	284,286
			607,754
Communications – 1.70%
#	Alaska Communications Systems
	Group 144A 6.25%
	exercise price $10.28
	expiration date 4/27/18	253,000	211,729
#	Blucora 144A 4.25%
	exercise price $21.66,
	expiration date 3/29/19	111,000	164,696
#	Clearwire Communications 144A
	8.25% exercise price $7.08,
	expiration date 11/30/40	405,000	465,244
	Equinix 4.75%
	exercise price $84.32,
	expiration date 6/13/16	37,000	73,931
#	Liberty Interactive 144A
	0.75% exercise price $1,000.00,
	expiration date 3/30/43	205,000	257,019
	1.00% exercise price $74.31,
	expiration date 9/28/43	364,000	376,740
	SBA Communications 4.00%
	exercise price $30.38,
	expiration date 9/29/14	41,000	115,159
			1,664,518
Consumer Cyclical – 1.31%
Φ	ArvinMeritor 4.00%
	exercise price $26.73,
	expiration date 2/12/27	394,000	364,204
	Iconix Brand Group 2.50%
	exercise price $30.75
	expiration date 5/31/16	164,000	226,935
	Live Nation Entertainment 2.875%
	exercise price $27.14,
	expiration date 7/14/27	434,000	442,680
	MGM Resorts International 4.25%
	exercise price $18.58,
	expiration date 4/10/15	202,000	245,051
			1,278,870
Consumer Non-Cyclical – 1.70%
*	Alere 3.00% exercise price $43.98,
	expiration date 5/15/16	228,000	251,940
	Dendreon 2.875%
	exercise price $51.24,
	expiration date 1/13/16	156,000	101,010
Φ	Hologic 2.00%
	*exercise price $31.71,
	expiration date 2/27/42	214,000	219,083
	exercise price $38.59,
	expiration date 12/15/43	227,000	240,194
#	Illumina 144A 0.25%
	exercise price $83.55,
	expiration date 3/11/16	106,000	135,018
	Mylan 3.75%
	exercise price $13.32,
	expiration date 9/15/15	65,000	217,222
	NuVasive 2.75%
	exercise price $42.13,
	expiration date 6/30/17	380,000	416,099
*#	Opko Health 144A 3.00%
	exercise price $7.07
	expiration date 1/28/33	51,000	80,038
			1,660,604
Energy – 0.60%
	Chesapeake Energy 2.50%
	exercise price $50.90,
	expiration date 5/15/37	126,000	129,229
#	Energy XXI Bermuda 144A 3.00%
	exercise price $40.40,
	expiration date 12/13/18	81,000	80,393
	Helix Energy Solutions Group 3.25%
	exercise price $25.02,
	expiration date 3/12/32	140,000	168,263
#	Vantage Drilling 144A 5.50%
	exercise price $2.39,
	expiration date 7/15/43	189,000	206,009
			583,894
Financials – 0.51%
	Ares Capital 5.75%
	exercise price $19.13,
	expiration date 2/1/16	189,000	204,829
	BGC Partners 4.50%
	exercise price $9.84,
	expiration date 7/13/16	282,000	296,276
			501,105
Industrials – 0.12%
Φ	General Cable 5.00%
	exercise price $36.11,
	expiration date 11/15/29	107,000	114,289
			114,289
Insurance – 0.19%
	WellPoint 2.75%
	exercise price $75.31,
	expiration date 10/15/42	136,000	187,510
			187,510

		Principal
		Amount	Value
Convertible Bonds (continued)
Real Estate Investment Trusts – 0.70%
	Blackstone Mortgage Trust 5.25%
	exercise price $28.66,
	expiration date 12/1/18	$176,000	$178,640
#	Campus Crest Communities
	Operating Partnership 144A 4.75%
	exercise price $12.56,
	expiration date 10/11/18	224,000	228,760
#	Forest City Enterprises 144A 3.625%
	exercise price $24.21,
	expiration date 8/14/20	60,000	62,250
#	Lexington Realty Trust 144A 6.00%
	exercise price $6.84,
	expiration date 1/11/30	139,000	212,583
			682,233
Technology – 1.76%
#	Ciena 144A 3.75%
	exercise price $20.17,
	expiration date 10/15/18	196,000	270,358
	Intel 3.25% exercise price $21.94,
	expiration date 8/1/39	155,000	198,304
	Linear Technology 3.00%
	exercise price $40.93
	expiration date 4/30/27	190,000	205,675
	Nuance Communications 2.75%
	exercise price $32.30,
	expiration date 11/1/31	160,000	153,600
	SanDisk 1.50%
	exercise price $52.00
	expiration date 8/11/17	186,000	267,259
	TIBCO Software 2.25%
	exercise price $50.57,
	expiration date 4/30/32	354,000	356,433
	VeriSign 3.25%
	exercise price $34.37,
	expiration date 8/15/37	158,000	273,538
			1,725,167
Total Convertible Bonds
	(cost $8,099,414)		9,253,960

Corporate Bonds – 32.86%
Automobiles – 1.28%
	American Axle & Manufacturing
	7.75% 11/15/19	103,000	117,420
#	Chassix 144A 9.25% 8/1/18	105,000	112,875
*	Chrysler Group 8.25% 6/15/21	230,000	262,775
✗#	Cooper-Standard Holdings PIK 144A
	7.375% 4/1/18	190,000	192,850
#	International Automotive
	Components Group 144A
	9.125% 6/1/18	215,000	223,600
#	LKQ 144A 4.75% 5/15/23	200,000	188,500
	Meritor
	6.75% 6/15/21	110,000	111,100
	10.625% 3/15/18	40,000	43,300
			1,252,420
Banking – 0.98%
	Barclays Bank 7.625% 11/21/22	200,000	210,750
#	Credit Suisse 144A 6.50% 8/8/23	200,000	212,192
#•	HBOS Capital Funding
	144A 6.071% 6/29/49	420,000	420,525
*•	JPMorgan Chase 6.00% 12/29/49	120,000	116,100
			959,567
Basic Industry – 4.48%
*	AK Steel 7.625% 5/15/20	109,000	103,550
#	APERAM 144A 7.75% 4/1/18	150,000	155,625
	ArcelorMittal 6.125% 6/1/18	335,000	365,149
*#	Builders FirstSource
	144A 7.625% 6/1/21	197,000	204,880
#	Cemex Espana Luxembourg 144A
	9.25% 5/12/20	186,000	202,973
#	CPG Merger Sub 144A 8.00% 10/1/21	185,000	193,788
#	Essar Steel Algoma 144A
	9.375% 3/15/15	100,000	97,750
*#	FMG Resources August 2006 144A
	6.875% 2/1/18	70,000	74,200
	6.875% 4/1/22	212,000	230,019
	HD Supply 11.50% 7/15/20	170,000	203,575
	Headwaters 7.625% 4/1/19	145,000	156,963
#	Inmet Mining 144A 8.75% 6/1/20	170,000	185,725
#	JMC Steel Group 144A
	8.25% 3/15/18	210,000	209,475
#	LSB Industries 144A 7.75% 8/1/19	95,000	99,750
#	Masonite International 144A
	8.25% 4/15/21	175,000	192,719
#	New Gold 144A 6.25% 11/15/22	190,000	187,625
	Norcraft 10.50% 12/15/15	91,000	93,711
	Nortek 8.50% 4/15/21	154,000	170,940
#	Perstorp Holding 144A
	8.75% 5/15/17	200,000	215,000
	Ryerson
	9.00% 10/15/17	120,000	126,450
	11.25% 10/15/18	50,000	52,750
#	Sappi Papier Holding 144A
	8.375% 6/15/19	200,000	218,750
#	Taminco Global Chemical 144A
	9.75% 3/31/20	137,000	156,523
#	TPC Group 144A 8.75% 12/15/20	210,000	222,862
#	U.S. Coatings Acquisition 144A
	7.375% 5/1/21	150,000	159,750
#	WESCO Distribution 144A
	5.375% 12/15/21	20,000	20,200
#	Wise Metals Group 144A
	8.75% 12/15/18	80,000	82,400
			4,383,102
Capital Goods – 1.84%
*#	Accudyne 144A
	7.75% 12/15/20	180,000	190,800
#	Allegion US Holding 144A
	5.75% 10/1/21	115,000	119,888

(continues)       11

Schedule of investments

Delaware Investments® Dividend and Income Fund, Inc.

		Principal
		Amount	Value
Corporate Bonds (continued)
Capital Goods (continued)
z#	BOE Intermediate Holding PIK 144A
	9.00% 11/1/17	$73,185	$75,746
✗#	BOE Merger PIK 144A
	9.50% 11/1/17	182,000	193,830
#	Consolidated Container 144A
	10.125% 7/15/20	171,000	184,253
#	Milacron 144A 7.75% 2/15/21	180,000	189,900
#	Plastipak Holdings 144A
	6.50% 10/1/21	145,000	151,163
	Reynolds Group Issuer
	8.25% 2/15/21	200,000	211,500
	9.875% 8/15/19	270,000	301,049
	TransDigm 7.50% 7/15/21	170,000	183,600
			1,801,729
Communications – 2.99%
	Centurylink 6.75% 12/1/23	115,000	117,803
#	Columbus International 144A
	11.50% 11/20/14	130,000	141,050
#	Digicel Group 144A 8.25% 9/30/20	221,000	232,050
	Hughes Satellite Systems
	7.625% 6/15/21	160,000	177,200
#	Intelsat Luxembourg 144A
	7.75% 6/1/21	50,000	52,563
	8.125% 6/1/23	335,000	354,680
	Level 3 Communications
	8.875% 6/1/19	80,000	88,100
	Level 3 Financing
	#144A 6.125% 1/15/21	5,000	5,088
	7.00% 6/1/20	195,000	207,675
#	MetroPCS Wireless 144A
	6.25% 4/1/21	85,000	88,719
#	Sprint 144A
	7.25% 9/15/21	90,000	97,763
	7.875% 9/15/23	70,000	76,825
	Sprint Capital 6.90% 5/1/19	200,000	218,000
	Sprint Nextel 8.375% 8/15/17	84,000	97,860
	T-Mobile USA
	6.125% 1/15/22	55,000	56,169
	6.50% 1/15/24	35,000	35,525
	6.731% 4/28/22	60,000	62,775
#	Wind Acquisition Finance 144A
	7.25% 2/15/18	200,000	211,000
	11.75% 7/15/17	100,000	106,375
	Windstream
	7.50% 6/1/22	105,000	109,331
	#144A 7.75% 10/1/21	115,000	123,338
	Zayo Group 10.125% 7/1/20	227,000	263,319
			2,923,208
Consumer Cyclical – 2.91%
✗#	BI-LO Finance PIK 144A
	8.625% 9/15/18	130,000	135,363
	Burlington Coat Factory Warehouse
	10.00% 2/15/19	185,000	208,356
✗#	Burlington Holdings PIK 144A
	9.00% 2/15/18	33,000	34,155
#	CDR DB Sub 144A 7.75% 10/15/20	235,000	233,825
✗#	Chinos Intermediate Holdings PIK
	144A 7.75% 5/1/19	200,000	202,000
	Dave & Buster’s 11.00% 6/1/18	151,000	167,234
#^	Dave & Buster’s Entertainment 144A
	10.004% 2/15/16	245,000	202,738
#	Landry’s 144A 9.375% 5/1/20	220,000	240,899
✗#	Michaels Finco Holdings PIK 144A
	7.50% 8/1/18	135,000	140,400
	Michaels Stores 11.375% 11/1/16	35,000	35,963
	Pantry 8.375% 8/1/20	195,000	209,138
*	Party City Holdings 8.875% 8/1/20	210,000	234,150
#	Quiksilver 144A 7.875% 8/1/18	210,000	227,325
*	Rite Aid 6.75% 6/15/21	200,000	209,750
	Tempur Sealy International
	6.875% 12/15/20	140,000	151,900
#	Wok Acquisition 144A 10.25% 6/30/20	195,000	211,575
			2,844,771
Consumer Non-Cyclical – 0.90%
#	Beverage Packaging Holdings 144A
	5.625% 12/15/16	90,000	92,475
#	Crestview DS Merger Sub II 144A
	10.00% 9/1/21	125,000	133,125
	Del Monte 7.625% 2/15/19	144,000	150,480
#	JBS USA 144A 8.25% 2/1/20	165,000	179,024
	Smithfield Foods 6.625% 8/15/22	135,000	143,269
#	Spectrum Brands Escrow 144A
	6.375% 11/15/20	35,000	37,363
	6.625% 11/15/22	135,000	144,113
			879,849
Energy – 4.75%
	AmeriGas Finance 7.00% 5/20/22	105,000	114,188
	Calumet Specialty Products Partners
	#144A 7.625% 1/15/22	105,000	106,050
	9.375% 5/1/19	180,000	200,250
	Chaparral Energy
	7.625% 11/15/22	90,000	97,875
	8.25% 9/1/21	105,000	115,763
	CHC Helicopter 9.375% 6/1/21	100,000	101,750
	Chesapeake Energy
	5.375% 6/15/21	40,000	41,500
	6.125% 2/15/21	26,000	28,080
	6.625% 8/15/20	145,000	163,125
	Comstock Resources 7.75% 4/1/19	176,000	185,680
*#	Drill Rigs Holdings 144A
	6.50% 10/1/17	195,000	212,062
#	Exterran Partners 144A 6.00% 4/1/21	195,000	195,000
	Genesis Energy 5.75% 2/15/21	215,000	218,762
	Halcon Resources 8.875% 5/15/21	210,000	214,199

		Principal
		Amount	Value
Corporate Bonds (continued)
Energy (continued)
#	Hercules Offshore 144A
	7.50% 10/1/21	$95,000	$100,225
	8.75% 7/15/21	55,000	61,050
	Key Energy Services 6.75% 3/1/21	190,000	195,225
	Laredo Petroleum
	7.375% 5/1/22	45,000	48,938
	9.50% 2/15/19	168,000	188,160
	Linn Energy
	6.50% 5/15/19	17,000	17,213
	#144A 7.00% 11/1/19	110,000	110,000
	8.625% 4/15/20	41,000	44,075
	Midstates Petroleum 9.25% 6/1/21	190,000	199,263
#	Murphy Oil USA 144A
	6.00% 8/15/23	140,000	143,500
	Northern Oil and Gas 8.00% 6/1/20	175,000	184,188
	NuStar Logistics 6.75% 2/1/21	115,000	119,025
#	Oasis Petroleum 144A
	6.875% 3/15/22	215,000	232,199
	Offshore Group Investment
	7.125% 4/1/23	90,000	93,150
	PDC Energy 7.75% 10/15/22	185,000	201,187
	Pioneer Energy Services
	9.875% 3/15/18	147,000	158,025
	Rosetta Resources 5.625% 5/1/21	120,000	121,050
#	Samson Investment 144A
	10.50% 2/15/20	141,000	153,161
	SandRidge Energy
	7.50% 3/15/21	60,000	63,150
	8.125% 10/15/22	188,000	199,045
	8.75% 1/15/20	25,000	27,125
			4,653,238
Financials – 0.43%
	E Trade Financial 6.375% 11/15/19	190,000	204,250
*#	Nuveen Investments 144A
	9.50% 10/15/20	220,000	217,250
			421,500
Healthcare – 2.60%
	Air Medical Group Holdings
	9.25% 11/1/18	123,000	134,070
	Alere 6.50% 6/15/20	110,000	113,300
	Biomet 6.50% 10/1/20	195,000	203,774
	Community Health Systems
	7.125% 7/15/20	65,000	67,356
	8.00% 11/15/19	124,000	135,470
✗#	Healthcare Technology Intermediate
	PIK 144A 7.375% 9/1/18	185,000	191,013
	Immucor 11.125% 8/15/19	155,000	174,375
	Kinetic Concepts
	10.50% 11/1/18	124,000	142,290
	12.50% 11/1/19	85,000	94,775
✗#	MPH Intermediate Holding 2 PIK
	144A 8.375% 8/1/18	90,000	93,488
	Par Pharmaceutical
	7.375% 10/15/20	280,000	295,399
	Radnet Management
	10.375% 4/1/18	118,000	123,310
#	Service International 144A
	5.375% 1/15/22	105,000	106,313
	Tenet Healthcare
	#144A 6.00% 10/1/20	175,000	183,203
	8.125% 4/1/22	115,000	125,063
	Truven Health Analytics
	10.625% 6/1/20	70,000	79,538
#	Valeant Pharmaceuticals International
	144A
	5.625% 12/1/21	130,000	130,975
	6.375% 10/15/20	105,000	111,169
	7.00% 10/1/20	35,000	37,713
			2,542,594
Insurance – 1.13%
•	American International Group
	8.175% 5/15/58	220,000	265,210
#	Hockey Merger Sub 2 144A
	7.875% 10/1/21	140,000	145,425
#•	Liberty Mutual Group 144A
	7.00% 3/15/37	190,000	198,550
#	Onex USI Acquisition 144A
	7.75% 1/15/21	190,000	195,225
•	XL Group 6.50% 12/29/49	305,000	300,425
			1,104,835
Media – 2.85%
	CCO Holdings 5.25% 9/30/22	195,000	184,763
#	Cequel Communications Holdings 1
	144A 6.375% 9/15/20	145,000	150,438
	Clear Channel Worldwide Holdings
	7.625% 3/15/20	225,000	238,370
	CSC Holdings 6.75% 11/15/21	130,000	140,725
	DISH DBS 5.00% 3/15/23	105,000	100,538
#	Gray Television 144A
	7.50% 10/1/20	180,000	190,350
#	MDC Partners 144A
	6.75% 4/1/20	205,000	214,225
#	Nara Cable Funding 144A
	8.875% 12/1/18	200,000	215,500
#	Nielsen 144A 5.50% 10/1/21	120,000	123,000
#	Ono Finance II 144A
	10.875% 7/15/19	234,000	255,059
#	RCN Telecom Services 144A
	8.50% 8/15/20	100,000	101,500
	Satelites Mexicanos 9.50% 5/15/17	95,000	104,500
#	Univision Communications 144A
	8.50% 5/15/21	365,000	406,062
#	UPCB Finance VI 144A
	6.875% 1/15/22	150,000	161,625
#	Virgin Media Finance 144A
	6.375% 4/15/23	200,000	207,500
			2,794,155

(continues)       13

Schedule of investments

Delaware Investments® Dividend and Income Fund, Inc.

		Principal
		Amount	Value
Corporate Bonds (continued)
Services – 2.93%
#	Algeco Scotsman Global Finance 144A
	8.50% 10/15/18	$165,000	$179,025
	10.75% 10/15/19	280,000	292,599
	Avis Budget Car Rental 5.50% 4/1/23	170,000	166,175
#	Carlson Wagonlit 144A
	6.875% 6/15/19	200,000	208,000
#	DigitalGlobe 144A 5.25% 2/1/21	175,000	171,500
	H&E Equipment Services
	7.00% 9/1/22	170,000	186,575
	M/I Homes 8.625% 11/15/18	185,000	200,725
#	Mattamy Group 144A
	6.50% 11/15/20	190,000	188,100
	MGM Resorts International
	6.75% 10/1/20	55,000	59,263
	7.75% 3/15/22	90,000	100,350
	11.375% 3/1/18	195,000	250,087
	PHH
	6.375% 8/15/21	75,000	75,844
	7.375% 9/1/19	100,000	108,500
	Pinnacle Entertainment
	7.75% 4/1/22	60,000	65,700
	8.75% 5/15/20	30,000	33,300
#	PNK Finance 144A 6.375% 8/1/21	85,000	88,188
	Seven Seas Cruises 9.125% 5/15/19	185,000	205,119
	Swift Services Holdings
	10.00% 11/15/18	180,000	201,375
#	Watco 144A 6.375% 4/1/23	90,000	90,225
			2,870,650
Technology – 1.89%
#	ACI Worldwide 144A
	6.375% 8/15/20	110,000	114,538
#	Activision Blizzard 144A
	5.625% 9/15/21	135,000	140,569
	6.125% 9/15/23	60,000	63,000
#	BMC Software Finance 144A
	8.125% 7/15/21	295,000	314,174
	First Data
	11.25% 3/31/16	71,000	72,154
	*#144A 11.25% 1/15/21	230,000	254,149
	#144A 11.75% 8/15/21	180,000	187,650
	Freescale Semiconductor
	#144A 6.00% 1/15/22	90,000	91,125
	10.75% 8/1/20	15,000	17,100
	Infor US 9.375% 4/1/19	164,000	185,730
	j2 Global 8.00% 8/1/20	185,000	200,263
#	Viasystems 144A 7.875% 5/1/19	195,000	213,038
			1,853,490
Utilities – 0.90%
	AES
	7.375% 7/1/21	133,000	150,955
	8.00% 6/1/20	43,000	50,525
#	Calpine 144A
	5.875% 1/15/24	40,000	40,000
	6.00% 1/15/22	180,000	185,850
	Elwood Energy 8.159% 7/5/26	103,792	110,668
	GenOn Energy 9.875% 10/15/20	188,000	211,970
*	Mirant Americas 8.50% 10/1/21	115,000	125,925
			875,893
Total Corporate Bonds
	(cost $30,428,454)		32,161,001

«Senior Secured Loans – 3.69%
	Akorn Tranche B 4.50% 11/13/20	105,000	105,492
	Allegion U.S. Holding Tranche B
	3.00% 12/26/20	60,000	60,225
	Azure Midstream Tranche B
	6.50% 10/21/18	60,000	60,413
	BJ’S Wholesale Club 2nd Lien
	8.50% 3/31/20	100,000	102,219
	BMC Software 1st Lien 5.00% 8/9/20	89,000	89,899
	Borgata Tranche B 1st Lien
	6.75% 8/15/18	190,000	190,949
	CityCenter Holdings Tranche B
	5.00% 10/9/20	95,000	96,326
	Clear Channel Communications
	Tranche B 3.65% 1/29/16	105,000	101,799
	Tranche D 6.75% 1/30/19	95,000	90,102
	Drillships Financing Holding
	Tranche B1 6.00% 2/17/21	90,000	92,070
	Exopack Tranche B 1st Lien
	5.25% 4/24/19	110,000	111,856
	Gentiva Health Services Tranche B
	6.50% 10/10/19	190,000	187,743
	Getty Images Tranche B
	4.75% 9/19/19	124,686	115,790
	Gray Television 4.75% 10/11/19	129,000	129,860
	Hostess Brands 1st Lien
	6.75% 3/12/20	145,000	149,713
	Hudson’s Bay 2nd Lien 8.25% 10/7/21	85,000	87,253
	Ineos US Finance 4.50% 5/4/18	180,000	180,613
	KIK Custom Products
	1st Lien 5.50% 5/23/19	30,000	29,606
	2nd Lien 9.50% 11/23/19	15,000	15,000
	LTS Buyer 2nd Lien 8.00% 3/15/21	45,000	45,394
	Moxie Liberty Tranche B
	7.50% 8/21/20	200,000	204,499
	Neiman Marcus Group
	5.00% 10/18/20	200,000	201,485
	Nuveen Investments 2nd Lien
	6.50% 2/28/19	100,000	98,146
	Otter Products Tranche B
	5.25% 4/29/19	35,000	35,117

	Principal
	Amount	Value
«Senior Secured Loans (continued)
Panda Temple Power II Tranche B
1st Lien 7.25% 3/28/19	$155,000	$159,650
@ Polymer Group Bridge Loan
7.00% 2/1/19	185,000	185,924
Quickrete 2nd Lien 7.00% 3/19/21	20,000	20,506
Ranpak 2nd Lien 8.50% 4/10/20	26,000	26,780
Rite Aid 2nd Lien 5.75% 8/3/20	97,000	99,870
Samson Investment 2nd Lien
6.00% 9/10/18	90,000	90,788
Smart & Final 2nd Lien 10.50% 11/8/20	143,590	146,462
State Class Tankers II 1st Lien
6.75% 6/10/20	125,000	126,406
Toys R US Property Tranche B
6.00% 7/31/19	90,000	87,818
USI Insurance Services Tranche B
5.25% 12/14/19	90,000	90,563
Total Senior Secured Loans
(cost $3,574,439)		3,616,336

	Number of
	Shares
Limited Partnership – 1.32%
* Brookfield Infrastructure Partners	10,300	394,284
Lehigh Gas Partners	31,800	900,576
Total Limited Partnership
(cost $897,682)		1,294,860

Preferred Stock – 0.69%
# Ally Financial 144A 7.00%	200	193,194
• GMAC Capital Trust I 8.125%	8,000	214,720
Regions Financial 6.375%	8,000	178,160
@= Wheeler Real Estate Investment
Trust 9.00%	86	89,714
Total Preferred Stock (cost $680,170)		675,788

	Principal
	Amount
Short-Term Investments – 1.08%
≠Discount Note – 0.01%
Federal Home Loan Bank
0.05% 12/27/13	$11,096	11,096
		11,096
Repurchase Agreements – 0.31%
Bank of America 0.04%, dated
11/29/13, to be repurchased on
12/2/13, repurchase price $54,916
(collateralized by U.S. government
obligations 0.375%-1.875%
11/15/14-6/30/15; market
value $56,015)	54,916	54,916
BNP Paribas 0.06%, dated 11/29/13,
to be repurchased on 12/2/13,
repurchase price $242,084
(collateralized by U.S. government
obligations 0.625%-2.625%
6/30/14-11/30/19; market
value $246,925)	242,084	242,084
		297,000
≠U.S. Treasury Obligations – 0.76%
U.S. Treasury Bills
0.02% 12/19/13	283,735	283,732
0.033% 1/23/14	209,347	209,344
0.065% 4/24/14	251,217	251,128
		744,204
Total Short-Term Investments
(cost $1,052,316)		1,052,300
Total Value of Securities Before
Securities Lending Collateral – 129.37%
(cost $103,139,150)		126,622,779

	Number of
	Shares	Value
**Securities Lending Collateral – 3.00%
Investment Companies
Delaware Investments
Collateral Fund No.1	2,932,709	2,932,709
Total Securities Lending Collateral
(cost $2,932,709)		2,932,709
©Total Value of Securities – 132.37%
(cost $106,071,859)		$129,555,488

	Number of
	Contracts
Option Written – (0.01%)
Equity Call Option – (0.01%)
Abercrombie & Fitch, strike price $34.00,
expires 12/21/13 (MSC)	(89)	$(11,392)
Total Option Written
(premium received ($9,940))		$(11,392)

(continues)      15

Schedule of investments

Delaware Investments® Dividend and Income Fund, Inc.

∞	All or a portion of the security has been pledged as collateral in connection with outstanding options written.
†	Non income producing security.
*	Fully or partially on loan.
=

Security is being fair valued in accordance with the Fund’s fair valuation policy. At Nov. 30, 2013, the aggregate value of fair valued securities was $89,714, which represented 0.09% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Nov. 30, 2013, the aggregate value of Rule 144A securities was $20,280,936, which represented 20.72% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”

✗	100% of the income received was in the form of cash.
z	100% of the income received was in the form of additional par.
Φ	Step coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at Nov. 30, 2013.
•	Variable rate security. The rate shown is the rate as of Nov. 30, 2013. Interest rates reset periodically.
^	Zero coupon security. The rate shown is the yield at the time of purchase.
«

Senior secured loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior secured loans may be subject to restrictions on resale. Stated rate in effect at Nov. 30, 2013.

≠	The rate shown is the effective yield at the time of purchase.
**	See Note 10 in “Notes to financial statements” for additional information on securities lending collateral.
@	Illiquid security. At Nov. 30, 2013, the aggregate value of illiquid securities was $275,638, which represented 0.28% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”
©	Includes $3,712,711 of securities loaned.

Summary of Abbreviations:
ADR — American Depositary Receipt
MSC — Morgan Stanley Capital
PIK — Pay-in-kind
REIT — Real Estate Investment Trust

Statement of assets and liabilities

Delaware Investments® Dividend and Income Fund, Inc.
November 30, 2013

Assets:
Investments, at value[1]	$125,570,479
Short-term investments, at value[2]	1,052,300
Short-term investments held as collateral for loaned securities, at value[3]	2,932,709
Foreign currencies, at value[4]	63,551
Receivable for securities sold	366,769
Dividend and interest receivable	843,683
Securities lending income receivable	2,545
Other assets	925
Total assets	130,832,961

Liabilities:
Cash overdraft	414,654
Payable for securities purchased	1,181,524
Options written, at value[5]	11,392
Borrowing under line of credit	28,225,000
Obligation to return securities lending collateral	2,932,709
Investment interest payable	26,351
Investment management fees payable	56,968
Directors’ fees payable	684
Other affiliates payable	8,898
Other accrued expenses	100,245
Total liabilities	32,958,425

Total Net Assets	$97,874,536

Net Assets Consist of:
Common stock, $0.01 par value, 500,000,000 shares authorized to the Fund	$89,375,788
Distributions in excess of net investment income	(629,820)
Accumulated net realized loss on investments	(14,353,183)
Net unrealized appreciation of investments and derivatives	23,481,751
Total Net Assets	$97,874,536

[1]Investments, at cost	$102,086,834
[2]Short-term investments, at cost	1,052,316
[3]Short-term investments held as collateral for loaned securities, at cost	2,932,709
[4]Foreign currencies, at cost	64,902
[5]Options written, premiums received	(9,940)

Net Asset Value

Common Shares
Net assets	$97,874,536
Shares of beneficial interest outstanding	9,439,043
Net asset value per share	$10.37

See accompanying notes, which are an integral part of the financial statements.

Statement of operations

Delaware Investments® Dividend and Income Fund, Inc.
Year Ended November 30, 2013

Investment Income:
Dividends	$2,310,924
Interest	3,081,377
Securities lending income	48,327
Foreign tax withheld	(5,497)	$5,435,131

Expenses:
Management fees	658,493
Reports to shareholders	91,096
Dividend disbursing and transfer agent fees and expenses	70,269
Accounting and administration expenses	46,400
Audit and tax	38,160
Legal fees	32,156
Custodian fees	6,497
Directors’ fees and expenses	4,920
Registration fees	958
Other expenses	51,779
Total operating expenses (before interest expense)		1,000,728
Interest expense		310,052
Total operating expenses (after interest expense)		1,310,780
Net investment income		4,124,351

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments		5,624,204
Foreign currencies		1,291
Foreign currency exchange contracts		(623)
Options written		96,362
Net realized gain		5,721,234
Net change in unrealized appreciation (depreciation) of:
Investments		12,255,406
Foreign currencies		(1,398)
Options written		(1,452)
Net change in unrealized appreciation (depreciation)		12,252,556
Net Realized and Unrealized Gain		17,973,790

Net Increase in Net Assets Resulting from Operations		$22,098,141

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Investments® Dividend and Income Fund, Inc.

	Year Ended
	11/30/13	11/30/12
Increase in Net Assets from Operations:
Net investment income	$4,124,351	$4,145,871
Net realized gain	5,721,234	1,234,009
Net change in unrealized appreciation	12,252,556	10,327,973
Net increase in net assets resulting from operations	22,098,141	15,707,853

Dividends and Distributions to Shareholders from:[1]
Net investment income	(5,946,597)	(5,485,622)
Return of capital	—	(885,732)
	(5,946,597)	(6,371,354)

Net Increase in Net Assets	16,151,544	9,336,499

Net Assets:
Beginning of period	81,722,992	72,386,493
End of period (including distributions in excess of
net investment income of $(629,820) and $(469,551), respectively)	$97,874,536	$81,722,992

1See Note 4 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

Statement of cash flows

Delaware Investments® Dividend and Income Fund, Inc.
Year Ended November 30, 2013

Net Cash (including Foreign Currency) Provided by Operating Activities:
Net increase in net assets resulting from operations	$22,098,141

Adjustments to reconcile net increase in net assets from
operations to cash provided by (used for) operating activities:
Amortization of premium and discount on investments purchased, net	(29,339)
Purchase of investment securities	(52,681,841)
Proceeds from disposition of investment securities	52,340,421
Proceeds from disposition of short-term investment securities, net	1,832,436
Net realized gain	(5,733,472)
Premiums on options written	202,105
Options terminated in closing purchase transactions	(16,306)
Net change in net unrealized appreciation (depreciation)	(12,252,556)
Decrease in receivable for investments sold	956,844
Decrease in interest and dividends receivable and other assets	53,203
Decrease in payable for investments purchased	(730,686)
Increase in interest payable	25,076
Increase in accrued expenses and other liabilities	5,926
Total adjustments	(16,028,189)
Net cash provided by operating activities	6,069,952

Cash Flows Used for Financing Activities:
Cash dividends and distributions paid from income	(5,946,597)
Net cash used for financing activities	(5,946,597)
Effect of exchange rates on cash	(1,398)
Net increase in cash	121,957
Cash and foreign currencies at beginning of period	(473,060)
Cash and foreign currencies at end of period	$(351,103)

Cash paid for interest expense for leverage	$284,976

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Investments® Dividend and Income Fund, Inc.

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	11/30/13	11/30/12	11/30/11	11/30/10	11/30/09
Net asset value, beginning of period	$8.660	$7.670	$7.680	$7.040	$5.220

Income (loss) from investment operations:
Net investment income[1]	0.437	0.439	0.432	0.423	0.413
Net realized and unrealized gain (loss)	1.903	1.226	0.248	0.907	2.120
Total from investment operations	2.340	1.665	0.680	1.330	2.533

Less dividends and distributions from:
Net investment income	(0.630)	(0.581)	(0.690)	(0.690)	(0.410)
Return of capital	—	(0.094)	—	—	(0.303)
Total dividends and distributions	(0.630)	(0.675)	(0.690)	(0.690)	(0.713)

Net asset value, end of period	$10.370	$8.660	$7.670	$7.680	$7.040

Market value, end of period	$9.410	$7.920	$6.890	$7.560	$6.600

Total return based on:[2]
Net asset value	28.51%	22.88%	9.30%	19.61%	53.26%
Market value	27.51%	25.10%	(0.26% )	25.59%	86.93%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$97,875	$81,723	$72,386	$72,470	$66,421
Ratio of expenses to average net assets[3,4]	1.43%	1.60%	1.51%	1.65%	1.83%
Ratio of net investment income to average net assets[5]	4.51%	5.26%	5.35%	5.75%	7.06%
Portfolio turnover	45%	39%	45%	62%	65%

Leverage Analysis:
Debt outstanding at end of period at par (000 omitted)	$28,225	$28,225	$20,225	$20,225	$20,225
Asset coverage per $1,000 of debt outstanding at end of period	$4,468	$3,895	$4,579	$4,583	$4,284

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
[3] The ratio of expenses, before interest expense, to adjusted average net assets (excluding debt outstanding) for the years ended Nov. 30, 2013, 2012, 2011, 2010 and 2009 were 0.84%, 0.85%, 0.91%, 0.95% and 1.05%, respectively.
[4] The ratio of interest expense to adjusted average net assets (excluding debt outstanding) for the years ending Nov. 30, 2013, 2012, 2011, 2010 and 2009 were 0.26%, 0.36%, 0.28%, 0.33% and 0.30%, respectively.
[5] The ratio of net investment income to adjusted average net assets for the years ended Nov. 30, 2013, 2012, 2011, 2010 and 2009 were 3.44%, 3.97%, 4.23%, 4.45% and 5.21%, respectively.

See accompanying notes, which are an integral part of the financial statements.

Notes to financial statements

Delaware Investments® Dividend and Income Fund, Inc.
November 30, 2013

Delaware Investments Dividend and Income Fund, Inc. (Fund) is organized as a Maryland corporation and is a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund’s shares trade on the New York Stock Exchange (NYSE) under the symbol DDF.

The investment objective of the Fund is to seek high current income. Capital appreciation is a secondary objective.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities and Exchange-Traded Funds (ETFs), except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the NYSE on the valuation date. Securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Investment company securities are valued at net asset value per share, as reported by the underlying investment company. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Directors (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal & Foreign Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (Nov. 30, 2010–Nov. 30, 2013), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries it invests in that may date back to the inception of the Fund.

Repurchase Agreements — The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Nov. 29, 2013.

Distributions — The Fund has implemented a managed distribution policy. Under the policy, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years. For federal income tax purposes, the effect of such capital loss carryovers may be to convert (to the extent of such current year gains) what would otherwise be returns of capital into distributions taxable as ordinary income. This tax effect can occur during times of extended market volatility. Under the Regulated Investment Company Modernization Act of 2010 (Act), this tax effect attributable to the Fund’s capital loss carryovers (the conversion of returns of capital into distributions taxable as ordinary income) will no longer apply to net capital losses of the Fund arising in Fund tax years beginning after the date of the enactment.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses) is included in the statements of operations under the caption net realized gain (loss) on foreign currencies. For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes on and reclaims on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $1,227 for the year ended Nov. 30, 2013. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged,

(continues)       23

Notes to financial statements

Delaware Investments® Dividend and Income Fund, Inc.

1. Significant Accounting Policies (continued)

the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. Delaware Management Company (DMC), a series of Delaware Management Business Trust, and its affiliates have previously acted and may in the future act as an investment advisor to mutual funds or separate accounts affiliated with the administrator of the commission recapture program described above. In addition, affiliates of the administrator act as consultants in helping institutional clients choose investment advisors and may also participate in other types of business and provide other services in the investment management industry.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended Nov. 30, 2013.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays DMC and the investment manager, an annual fee of 0.55% of the adjusted average weekly net assets of the Fund. For purposes of the calculation of investment management fees, adjusted average weekly net assets exclude the line of credit liability.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets excluding the line of credit liability of the Delaware Investments Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended Nov. 30, 2013, the Fund was charged $5,798 for these services.

As provided in the investment management agreement, the Fund bears a portion of cost of certain resources shared with DMC, including the cost of internal personnel of DMC and its affiliates that provide legal, tax and regulatory reporting services to the Fund. For the year ended Nov. 30, 2013, the Fund was charged $16,102 for internal legal, tax and regulatory reporting services provided by DMC and/or its affiliates’ employees.

Directors’ fees include expenses accrued by the Fund for each Director’s retainer and meeting fees. Certain officers of DMC and DSC are officers and/or Directors of the Fund. These officers and Directors are paid no compensation by the Fund.

3. Investments

For the year ended Nov. 30, 2013, the Fund made purchases of $52,681,841 and sales of $52,340,423 of investment securities other than short-term investments.

At Nov. 30, 2013, the cost of investments for federal income tax purposes was $106,995,021. At Nov. 30, 2013, net unrealized appreciation was $22,560,467, of which $25,050,568 related to unrealized appreciation of investments and $2,490,101 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity.

Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 –	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of Nov. 30, 2013:

	Level 1	Level 2	Level 3	Total
Common Stock	$75,315,652	$—	$—	$75,315,652
Convertible Preferred Stock[1]	1,773,835	1,479,047	—	3,252,882
Corporate Debt	—	41,414,961	—	41,414,961
Senior Secured Loans	—	3,042,061	574,275	3,616,336
Limited Partnership	1,294,860	—	—	1,294,860
Preferred Stock[1]	392,880	193,194	89,714	675,788
Short-Term Investments	—	1,052,300	—	1,052,300
Securities Lending Collateral	—	2,932,709	—	2,932,709
Total	$78,777,227	$50,114,272	$663,989	$129,555,488

Option Written	$(11,392)	$—	$—	$(11,392)

1Security type is valued across multiple levels. The amount attributed to Level 1 investments, Level 2 investments and Level 3 investments represents the following percentages of the total market value of this security type for the Fund. Level 1 investments represent exchange-traded investments, Level 2 investments represent investments with observable inputs, while Level 3 investments represent investments without observable inputs.

	Level 1	Level 2	Level 3	Total
Convertible Preferred Stock	54.53%	45.47%	—	100.00%
Senior Secured Loans	—	84.12%	15.88%	100.00%
Preferred Stock	58.14%	28.59%	13.27%	100.00%

The securities that have been deemed worthless on the schedule of investments are considered to be Level 3 securities in this table.

(continues)       25

Notes to financial statements

Delaware Investments® Dividend and Income Fund, Inc.

3. Investments (continued)

During the year ended Nov. 30, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a significant impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year. In accordance with the Fair Valuation Procedures described in Note 1, international fair value pricing of securities in the Fund occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that the Fund’s Net Asset Value is determined) will be established using a separate pricing feed from a third party vendor designed to establish a price for each such security as of the time that the Fund’s Net Asset Value is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim or end of the period in relation to net assets. Management has determined not to provide additional disclosure on Level 3 inputs under ASU No. 2011-04 since the Level 3 investments are not considered significant to the Fund’s net assets at the end of the period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Nov. 30, 2013 and 2012 was as follows:

	Year Ended
	11/30/13	11/30/12
Ordinary income	$5,946,597	$5,485,622
Return of capital	—	885,732
Total	$5,946,597	$6,371,354

5. Components of Net Assets on a Tax Basis

As of Nov. 30, 2013, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$89,375,788
Capital loss carryforwards	(14,059,841)
Unrealized appreciation	22,558,589
Net assets	$97,874,536

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, contingent payment debt instruments, partnership income, trust preferred securities, market discount and premium on debt instruments and passive foreign investment companies.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, dividends and distributions, contingent payment debt instruments, market discount and premium on certain debt instruments. Results of operations and net assets were not affected by these reclassifications. For the year ended Nov. 30, 2013, the Fund recorded the following reclassifications:

Distributions in excess of net investment income	$1,661,977
Accumulated net realized loss	(241,969)
Paid-in capital	(1,420,008)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $5,471,896 was utilized in 2013. Capital loss carryforwards remaining at Nov. 30, 2013 will expire as follows: $2,844,205 expires in 2016, and $11,215,636 expires in 2017.

On Dec. 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

6. Capital Stock

Shares obtained under the Fund’s dividend reinvestment plan are purchased by the Fund’s transfer agent, Computershare, Inc., in the open market. There were no shares issued under the Fund’s dividend reinvestment plan for the year ended Nov. 30, 2013 and the year ended Nov. 30, 2012.

The Fund did not repurchase shares under the Share Repurchase Program during the year ended Nov. 30, 2013 and the year ended Nov. 30, 2012.

7. Line of Credit

For the year ended Nov. 30, 2013, the Fund borrowed a portion of the money available to it pursuant to a $30,000,000 Credit Agreement with The Bank of New York Mellon (BNY Mellon) that expired on November 11, 2013 and was extended to Nov. 1, 2014. Depending on market conditions, the amount borrowed by the Fund pursuant to the Credit Agreement may be reduced or possibly increased in the future.

At Nov. 30, 2013, the par value of loans outstanding was $28,225,000 at a variable interest rate of 1.03%. During the year ended Nov. 30, 2013, the average daily balance of loans outstanding was $28,225,000 at a weighted average interest rate of approximately 1.10%. Interest on borrowing is based on a variable short-term rate plus an applicable margin. The commitment fee is computed at a rate of 0.15% per annum on the unused balance. The loan is collateralized by the Fund’s portfolio.

8. Unfunded Commitments

The Fund may invest in floating rate loans. In connection with these investments, the Fund may also enter into unfunded corporate loan commitments (commitments). Commitments may obligate the Fund to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. As of Nov. 30, 2013, the Fund had the following unfunded loan commitments:

Borrower	Unfunded Loan Commitment
Community Health Systems	$215,000
Darling International	185,000

9. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(continues)       27

Notes to financial statements

Delaware Investments® Dividend and Income Fund, Inc.

9. Derivatives (continued)

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No foreign currency exchange contracts were outstanding at Nov. 30, 2013.

Options Contracts — During the year ended Nov. 30, 2013, the Fund entered into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices and foreign currencies; to earn income; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

Transactions in options written during the year ended Nov. 30, 2013 for the Fund were as follows:

	Number of
Call Options	Contracts	Premiums
Options outstanding at Nov. 30, 2012	—	$—
Options written	1,464	202,105
Options expired	(712)	(96,362)
Options exercised	(600)	(79,497)
Options terminated in closing purchase transactions	(63)	(16,306)
Options outstanding at Nov. 30, 2013	89	$9,940

At Nov. 30, 2013, the Fund had equity currency risk, which is disclosed in the statement of assets and liabilities and statement of operations.

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Fund during the year ended Nov. 30, 2013.

	Long	Short
	Derivative	Derivative
	Volume	Volume
Foreign currency exchange contracts (average cost)	USD 6,057	USD	—
Options contracts (average notional value)	—		5,385

10. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall.

At Nov. 30, 2013 the value of securities on loan was $3,712,711, for which the Fund received collateral, comprised of non-cash collateral (U.S. government securities) valued at $933,540 and cash collateral of $2,936,835. At Nov. 30, 2013 the value of invested collateral was $2,932,709. Investments purchased with cash collateral are presented on the schedule of investments under the caption “Securities Lending Collateral”.

(continues)       29

Notes to financial statements

Delaware Investments® Dividend and Income Fund, Inc.

11. Credit and Market Risks

The Fund borrows through its line of credit for purposes of leveraging. Leveraging may result in higher degrees of volatility because the Fund’s net asset value could be subject to fluctuations in short-term interest rates and changes in market value of portfolio securities attributable to the leverage.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s and Ba or lower by Moody’s Investors Service, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in certain obligations that may have liquidity protection to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended Nov. 30, 2013. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the 10% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

12. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

13. Subsequent Events

Management has determined no material events or transactions occurred subsequent to Nov. 30, 2013, that would require recognition or disclosure in the Fund’s financial statements.

Report of independent
registered public accounting firm

To the Board of Directors and Shareholders of Delaware Investments® Dividend and Income Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Delaware Investments Dividend and Income Fund, Inc. (the “Fund”) at November 30, 2013, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the year ended November 30, 2009 were audited by other independent accountants whose report dated January 21, 2010 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
January 22, 2014

Other Fund information
(Unaudited)

Delaware Investments® Dividend and Income Fund, Inc.

Proxy results

Annual meeting

The Fund held its Annual Meeting of Shareholders on August 21, 2013. At the Annual Meeting, the Fund’s shareholders elected 10 Directors. The results of the voting at the meeting were as follows:

			No Ballot
Nominee	Shares Voted For	Shares Withheld	Received
Patrick P. Coyne	7,916,202.068	364,185.592	1,158,654.490
Thomas L. Bennett	7,946,852.068	333,535.592	1,158,654.490
John A. Fry	7,947,847.068	332,513.592	1,158,654.490
Anthony D. Knerr	7,915,197.068	365,190.592	1,158,654.490
Lucinda S. Landreth	7,927,890.068	352,497.592	1,158,654.490
Joseph W. Chow	7,946,836.068	330,551.592	1,158,654.490
Frances Sevilla-Sacasa	7,944,316.068	336,071.592	1,158,654.490
Janet L. Yeomans	7,928,856.068	351,531.592	1,158,654.490
J. Richard Zecher	7,962,968.068	317,419.592	1,158,654.490
Thomas K. Whitford	7,953,683.068	326,704.592	1,158,654.490

Fund management

Changes to portfolio management team

Paul A. Matlack, Craig C. Dembek, and John P. McCarthy were appointed co-portfolio managers of the Fund on Dec. 4, 2012. Messrs. Matlack, Dembek, and McCarthy joined Babak Zenouzi, Damon J. Andres, Wayne A. Anglace, D. Tysen Nutt Jr., Anthony A. Lombardi, Robert Vogel Jr., Nikhil G. Lalvani, Kristen E. Bartholdson, Roger A. Early, and Thomas H. Chow in making day-to-day decisions for the Fund.

On Dec. 4, 2012, the Fund announced that Kevin P. Loome would no longer serve as a co-portfolio manager of the Fund.

Babak “Bob” Zenouzi
Senior Vice President, Chief Investment Officer — Real Estate Securities and Income Solutions (RESIS)

Bob Zenouzi is the lead manager for the real estate securities and income solutions (RESIS) group at Delaware Investments, which includes the team, its process, and its institutional and retail products, which he created during his prior time with the firm. He also focuses on opportunities in Japan, Singapore, and Malaysia for the firm’s global REIT product. Additionally, he serves as lead portfolio manager for the firm’s Dividend Income products, which he helped to create in the 1990s. He is also a member of the firm’s asset allocation committee, which is responsible for building and managing multi-asset class portfolios. He rejoined Delaware Investments in May 2006 as senior portfolio manager and head of real estate securities. In his first term with the firm, he spent seven years as an analyst and portfolio manager, leaving in 1999 to work at Chartwell Investment Partners, where from 1999 to 2006 he was a partner and senior portfolio manager on Chartwell’s Small-Cap Value portfolio. He began his career with The Boston Company, where he held several positions in accounting and financial analysis. Zenouzi earned a master’s degree in finance from Boston College and a bachelor’s degree from Babson College. He is a member of the National Association of Real Estate Investment Trusts and the Urban Land Institute.

Mr. Zenouzi has been a co-portfolio manager of the Fund since May 2006.

Damon J. Andres, CFA
Vice President, Senior Portfolio Manager

Damon J. Andres, who joined Delaware Investments in 1994 as an analyst, currently serves as a portfolio manager for the firm’s real estate securities and income solutions (RESIS) group. He also serves as a portfolio manager for the firm’s Dividend Income products. From 1991 to 1994, he performed investment-consulting services as a consulting associate with Cambridge Associates. Andres earned a bachelor’s degree in business administration with an emphasis in finance and accounting from the University of Richmond.

Mr. Andres has been a co-portfolio manager of the Fund since January 2001.

Wayne A. Anglace, CFA
Vice President, Senior Portfolio Manager

Wayne A. Anglace currently serves as a senior portfolio manager for the firm’s convertible bond strategies. Prior to joining the firm in March 2007 as a research analyst and trader, he spent more than two years as a research analyst at Gartmore Global Investments for its convertible bond strategy. From 2000 to 2004, Anglace worked in private client research at Deutsche Bank Alex. Brown in Baltimore where he focused on equity research, and he started his financial services career with Ashbridge Investment Management in 1999. Prior to moving to the financial industry, Anglace worked as a professional civil engineer. He earned his bachelor’s degree in civil engineering from Villanova University and an MBA with a concentration in finance from Saint Joseph’s University, and he is a member of the CFA Society of Philadelphia.

Mr. Anglace has been a co-portfolio manager of the Fund since March 2010.

Kristen E. Bartholdson
Vice President, Senior Portfolio Manager

Kristen E. Bartholdson is a senior portfolio manager for the firm’s Large-Cap Value team. Prior to joining the firm in 2006 as an associate portfolio manager, she worked at Susquehanna International Group from 2004 to 2006, where she was an equity research salesperson. From 2000 to 2004 she worked in equity research at Credit Suisse, most recently as an associate analyst in investment strategy. Bartholdson earned her bachelor’s degree in economics from Princeton University.

Ms. Bartholdson has been a co-portfolio manager of the Fund since December 2008.

Thomas H. Chow, CFA
Senior Vice President, Senior Portfolio Manager

Thomas H. Chow is a member of the firm’s taxable fixed income portfolio management team, with primary responsibility for portfolio construction and strategic asset allocation in credit exposures. He is the lead portfolio manager for Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund, as well as several institutional mandates. His experience includes significant exposure to asset liability management strategies, and credit risk opportunities including high yield mutual funds and strategies. Prior to joining Delaware Investments in 2001 as a portfolio manager working on the Lincoln General Account, he was a trader of high grade and high yield securities, and was involved in the portfolio management of high yield collateralized bond obligations (CBOs) and insurance portfolios at SunAmerica/AIG from 1997 to 2001. Before that, he was an analyst, trader, and portfolio manager at Conseco Capital Management from 1989 to 1997. Chow received a bachelor’s degree in business analysis from Indiana University, and he is a Fellow of Life Management Institute.

Mr. Chow has been a co-portfolio manager of the Fund since May 2007.

(continues)       33

Other Fund information
(Unaudited)

Delaware Investments® Dividend and Income Fund, Inc.

Fund management (continued)

Craig C. Dembek, CFA
Senior Vice President, Co-Head of Credit Research, Senior Research Analyst

Craig C. Dembek is a senior research analyst on the firm’s taxable fixed income team with primary responsibility for banks, brokers, insurance companies, and real estate investment trusts (REITs), as well as oversight for other sectors. He rejoined the firm in March 2007. During his previous time at Delaware Investments, from April 1999 to January 2001, he was a senior investment grade credit analyst. Most recently, he spent four years at Chartwell Investment Partners as a senior fixed income analyst and Turner Investment Partners as a senior fixed income analyst and portfolio manager. Dembek also spent two years at Stein, Roe & Farnham as a senior fixed income analyst. Earlier in his career, he worked for two years as a lead bank analyst at the Federal Reserve Bank of Boston. Dembek earned a bachelor’s degree in finance from Michigan State University and an MBA with a concentration in finance from the University of Vermont.

Mr. Dembek has been a co-portfolio manager of the Fund since December 2012.

Roger A. Early, CPA, CFA, CFP
Senior Vice President, Co-Chief Investment Officer — Total Return Fixed Income Strategy

Roger A. Early rejoined Delaware Investments in March 2007 as a member of the firm’s taxable fixed income portfolio management team, with primary responsibility for portfolio construction and strategic asset allocation. During his previous time at the firm, from 1994 to 2001, he was a senior portfolio manager in the same area, and he left Delaware Investments as head of its U.S. investment grade fixed income group. In recent years, Early was a senior portfolio manager at Chartwell Investment Partners and Rittenhouse Financial and was the chief investment officer for fixed income at Turner Investments. Prior to joining Delaware Investments in 1994, he worked for more than 10 years at Federated Investors where he managed more than $25 billion in mutual fund and institutional portfolios in the short-term and investment grade markets. He left the firm as head of institutional fixed income management. Earlier in his career, he held management positions with the Federal Reserve Bank, PNC Financial, Touche Ross, and Rockwell International. Early earned his bachelor’s degree in economics from The Wharton School of the University of Pennsylvania and an MBA with concentrations in finance and accounting from the University of Pittsburgh. He is a member of the CFA Society of Philadelphia.

Mr. Early has been a co-portfolio manager of the Fund since January 2008.

Nikhil G. Lalvani, CFA
Vice President, Senior Portfolio Manager

Nikhil G. Lalvani is a senior portfolio manager for the firm’s Large-Cap Value team. At Delaware Investments, Lalvani has worked as both a fundamental and quantitative analyst. Prior to joining the firm in 1997 as an account analyst, he was a research associate with Bloomberg. Lalvani holds a bachelor’s degree in finance from The Pennsylvania State University. He is a member of the CFA Institute and the CFA Society of Philadelphia.

Mr. Lalvani has been a co-portfolio manager of the Fund since October 2006.

Anthony A. Lombardi, CFA
Vice President, Senior Portfolio Manager

Anthony A. Lombardi is a senior portfolio manager for the firm’s Large-Cap Value team. Prior to joining the firm in 2004 in his current role, Lombardi was a director at Merrill Lynch Investment Managers. He joined Merrill Lynch Investment Managers’ Capital Management Group in 1998 and last worked as a director and portfolio manager for the U.S. Active Large-Cap Value team, managing mutual funds and separate accounts for institutions and private clients. From 1990 to 1997, he worked at Dean Witter Reynolds as a sell-side equity research analyst, last serving as a vice president. He began his career as an investment analyst with Crossland Savings. Lombardi graduated from Hofstra University, receiving a bachelor’s degree in finance and an MBA in finance with a concentration in portfolio management. He is a member of the New York Society of Security Analysts and the CFA Institute.

Mr. Lombardi has been a co-portfolio manager of the Fund since March 2005.

Paul A. Matlack, CFA
Senior Vice President, Senior Portfolio Manager, Fixed Income Strategist

Paul A. Matlack is a strategist and senior portfolio manager for the firm’s fixed income team. Matlack rejoined the firm in May 2010. During his previous time at Delaware Investments, from September 1989 to October 2000, he was senior credit analyst, senior portfolio manager, and left the firm as co-head of the high yield group. Most recently, he worked at Chartwell Investment Partners from September 2003 to April 2010 as senior portfolio manager in fixed income, where he managed core, core plus, and high yield strategies. Prior to that, Matlack held senior roles at Turner Investment Partners, PNC Bank, and Mellon Bank. He earned a bachelor’s degree in international relations from the University of Pennsylvania and an MBA with a concentration in finance from George Washington University.

Mr. Matlack has been a co-portfolio manager of the Fund since December 2012.

John P. McCarthy, CFA
Senior Vice President, Co-Head of Credit Research, Senior Research Analyst

John P. McCarthy is a senior research analyst on the firm’s taxable fixed income team, responsible for industrials, steel, metals, and mining. He rejoined Delaware Investments in March 2007 after he worked in the firm’s fixed income area from 1990 to 2000 as a senior high yield analyst and high yield trader, and from 2001 to 2002 as a municipal bond trader. Most recently, he was a senior high yield analyst/trader at Chartwell Investment Partners. McCarthy earned a bachelor’s degree in business administration from Babson College, and he is a member of the CFA Society of Philadelphia. Mr. McCarthy has been a co-portfolio manager of the Fund since December 2012.

D. Tysen Nutt Jr.
Senior Vice President, Senior Portfolio Manager, Team Leader

D. Tysen Nutt Jr. is senior portfolio manager and team leader for the firm’s Large-Cap Value team. Before joining Delaware Investments in 2004 as senior vice president and senior portfolio manager, Nutt led the U.S. Active Large-Cap Value team within Merrill Lynch Investment Managers, where he managed mutual funds and separate accounts for institutions and private clients. He departed Merrill Lynch Investment Managers as a managing director. Prior to joining Merrill Lynch Investment Managers in 1994, Nutt was with Van Deventer & Hoch where he managed large-cap value portfolios for institutions and private clients. He began his investment career at Dean Witter Reynolds, where he eventually became vice president, investments. Nutt earned his bachelor’s degree from Dartmouth College, and he is a member of the New York Society of Security Analysts and the CFA Institute.

Mr. Nutt has been a co-portfolio manager of the Fund since March 2005.

Robert A. Vogel Jr., CFA
Vice President, Senior Portfolio Manager

Robert A. Vogel Jr. is a senior portfolio manager for the firm’s Large-Cap Value team. Prior to joining Delaware Investments in 2004 as vice president and senior portfolio manager, he worked at Merrill Lynch Investment Managers for more than seven years, where he rose to the position of director and portfolio manager within the U.S. Active Large-Cap Value team. He began his career in 1992 as a financial consultant at Merrill Lynch. Vogel graduated from Loyola University Maryland, earning both bachelor’s and master’s degrees in finance. He also earned an MBA with a concentration in finance from The Wharton School of the University of Pennsylvania. Vogel is a member of the New York Society of Security Analysts, the CFA Institute, and the CFA Society of Philadelphia.

Mr. Vogel has been a co-portfolio manager of the Fund since March 2005.

(continues)       35

Other Fund information
(Unaudited)

Delaware Investments® Dividend and Income Fund, Inc.

Distribution information
Shareholders were sent monthly notices from the Fund that set forth estimates, on a book basis, of the source or sources from which monthly distributions were paid. Subsequently, certain of these estimates have been corrected in part. Listed below is a written statement of the sources of these monthly distributions on a book basis.

			Long Term	Total
	Investment	Return of	Capital	Distribution
	Income	Capital	Gain/(Loss)	Amount
Month	per Share	per Share	per Share	per Share
December 2012	0.0448	0.0077	$—	0.0525
January 2013	0.0311	0.0214	—	0.0525
February 2013	0.0356	0.0169	—	0.0525
March 2013	0.0460	0.0065	—	0.0525
April 2013	0.0288	0.0237	—	0.0525
May 2013	0.0394	0.0131	—	0.0525
June 2013	0.0412	0.0113	—	0.0525
July 2013	0.0362	0.0163	—	0.0525
August 2013	0.0397	0.0128	—	0.0525
September 2013	0.0432	0.0093	—	0.0525
October 2013	0.0298	0.0227	—	0.0525
November 2013	0.0384	0.0141	—	0.0525
Total	0.4542	0.1758	$—	0.6300

Please note that the information in the preceding chart is for book purposes only. Shareholders should be aware the tax treatment of distributions may differ from their book treatment. For federal income tax purposes, the effect of capital loss carryovers may be to convert (to the extent of such current year gains) what would otherwise be returns of capital into distributions taxable as ordinary income. This tax effect can occur during times of extended market volatility. Under the Regulated Investment Company Modernization Act of 2010 (Act), this tax effect attributable to the Fund’s capital loss carryovers (the conversion of returns of capital into distributions taxable as ordinary income) will no longer apply to net capital losses of the Fund arising in Fund tax years beginning after the date of the enactment. The tax treatment of distributions will be set forth in a Form 1099-DIV.

Dividend reinvestment plan
The Fund offers an automatic dividend reinvestment program (“Plan”). Shareholders who have shares registered in their own names are automatically considered participants in the Plan, unless they elect to withdraw from the Plan. Shareholders who hold their shares through a bank, broker, or other nominee should request the bank, broker, or nominee to participate in the Plan on their behalf. This can be done as long as the bank, broker, or nominee provides a dividend reinvestment service for the Fund. If the bank, broker, or nominee does not provide this service, such shareholders must have their shares taken out of “street” or nominee name and re-registered in their own name in order to participate in the Plan.

Computershare, Inc. (“Computershare”) will apply all cash dividends, capital gains and other distributions (collectively, “Distributions”) on the Fund’s shares of common stock which become payable to each Plan participant to the purchase of outstanding shares of the Fund’s common stock for such participant. These purchases may be made on a securities exchange or in the over-the-counter market, and may be subject to such terms of price, delivery, and related matters to which Computershare may agree. The Fund will not issue new shares in connection with the Plan.

Distributions reinvested for participants are subject to income taxes just as if they had been paid directly to the shareholder in cash. Participants will receive a year-end statement showing distributions reinvested, and any brokerage commissions paid on such participant’s behalf.

Shareholders holding shares of the Fund in their own names who wish to terminate their participation in the Plan may do so by sending written instruction to Computershare so that Computershare receives such instructions at least 10 days prior to the Distribution record date. Shareholders with shares held in account by a bank, broker, or other nominee should contact such bank, broker, or other nominee to determine the procedure for withdrawal from the Plan.

If written instructions are not received by Computershare at least 10 days prior to the record date for a particular Distribution, that Distribution may be reinvested at the sole discretion of Computershare. After a shareholder’s instructions to terminate participation in the Plan become effective, Distributions will be paid to shareholders in cash. Upon termination, a shareholder may elect to receive either stock or cash for all the full shares in the account. If cash is elected, Computershare will sell such shares at the then current market value and then send the net proceeds to the shareholder, after deducting brokerage commissions and related expenses. Any fractional shares at the time of termination will be paid in cash at the current market price, less brokerage commissions and related expenses, if any. Shareholders may at any time request a full or partial withdrawal of shares from the Plan, without terminating participation in the Plan. When shares outside of the Plan are liquidated, Distributions on shares held under the Plan will continue to be reinvested unless Computershare is notified of the shareholder’s withdrawal from the Plan.

An investor holding shares that participate in the Plan in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Please contact your broker/dealer for additional details.

Computershare will charge participants their proportional share of brokerage commissions on market purchases. Participants may obtain a certificate or certificates for all or part of the full shares credited to their accounts at any time by making a request in writing to Computershare. A fee may be charged to the participant for each certificate issuance.

If you have any questions and shares are registered in your name, contact Computershare at 866 437-0252 or P.O. Box 30170, College Station, TX 77842-3170. If you have any questions and shares are registered in “street” name, contact the broker/dealer holding the shares or your financial advisor.

Effective August 1, 2008, the Dividend Reinvestment Plan may be amended by the Fund upon twenty days written notice to the Plan’s participants.

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All reporting is based on financial information available as of the date of this annual report and, accordingly is subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations there under.

For the fiscal year ended Nov. 30, 2013, the Fund reports distributions paid during the year as follows:

(A)
Ordinary
Income	(B)
Distributions*	Qualifying
(Tax Basis)	Dividends[1]
100.00%	28.16%

(A)	is based on a percentage of the Fund’s total distributions.
(B)	is based on a percentage of the Fund’s ordinary income distributions.
1 Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.
*For the fiscal year ended Nov. 30, 2013, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003, by Tax Relief Unemployment Insurance Reauthorization and Job Creations Act of 2010, and made permanent by the American Taxpayer Relief Act of 2012. The Fund intends to report up to a maximum 30.62% to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2013 Form 1099-DIV.

(continues)       37

Other Fund information
(Unaudited)

Delaware Investments® Dividend and Income Fund, Inc.

Board consideration of Delaware Investments Dividend and Income Fund, Inc. investment advisory agreement
At a meeting held on August 20–22, 2013 (the “Annual Meeting”), the Board of Directors (the “Board”), including a majority of disinterested or independent Directors, approved the renewal of the Investment Advisory Agreement for Delaware Investments Dividend and Income Fund, Inc. (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (“DMC”) concerning, among other things, the nature, extent and quality of services provided to the Fund, the costs of such services to the Fund, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, reports were provided to the Directors in May 2013 and included reports provided by Lipper, Inc., an independent statistical compilation organization (“Lipper”). The Lipper reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Directors reviewed and discussed the Lipper reports with independent legal counsel to the Independent Directors. The Board requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; the investment manager’s profitability; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, DMC’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory agreement, the Independent Directors received assistance and advice from and met separately with independent legal counsel to the Independent Directors. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, Extent and Quality of Service. The Board considered the services provided by Delaware Investments to the Fund and its shareholders. In reviewing the nature, extent and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund, compliance of portfolio managers with the investment policies, strategies and restrictions for the Fund, compliance by DMC (“Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments Family of Funds complex and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Fund’s investment advisor and the emphasis placed on research in the investment process. The Board recognized DMC’s recent receipt of several industry distinctions. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to fund matters. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Fund showed the investment performance of its shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the highest performance ranked first, and a fund with the lowest ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the lowest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past one-, three-, five- and ten-year periods, to the extent applicable, ended March 31, 2013. The Board’s objective is that the Fund’s performance for the periods considered be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Fund and the Board’s view of such performance.

The Performance Universe for the Fund consisted of the Fund and all leveraged closed-end income and preferred stock funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one-, three- and ten-year periods was in the first quartile of its Performance Universe. The report further showed that the Fund’s total return for the five-year period was in the third quartile of its Performance Universe. The Board was satisfied with performance.

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments® Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and expense ratios of a group of similar closed-end funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Board considered fees paid to Delaware Investments for non-management services. The Board’s objective is to limit the Fund’s total expense ratio to be competitive with that of the Expense Group. The following paragraph summarizes the expense results for the Fund and the Board’s view of such expenses.

The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group.

Management Profitability. The Board considered the level of profits, if any, realized by Delaware Investments in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflects recent operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the profitability of Delaware Investments.

Economies of Scale. As a closed-end fund, the Fund does not issue shares on a continuous basis. Fund assets increase only to the extent that the values of the underlying securities in the Fund increase. Accordingly, the Board determined that the Fund was not likely to experience significant economies of scale due to asset growth and, therefore, a fee schedule with breakpoints to pass the benefit of economies of scale on to shareholders was not likely to provide the intended effect.

Board of trustees/directors
and officers addendum

Delaware Investments® Family of Funds

A fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Interested Trustees
Patrick P. Coyne[1]	Chairman,	Chairman and Trustee	Patrick P. Coyne has served in	70	Director and Audit
2005 Market Street	President,	since August 16, 2006	various executive capacities		Committee Member —
Philadelphia, PA	Chief Executive		at different times at		Kaydon Corp.
19103	Officer, and	President and	Delaware Investments.[2]
	Trustee	Chief Executive Officer			Board of Governors
April 1963		since August 1, 2006			Member — Investment
Company Institute (ICI)
Independent Trustees

Thomas L. Bennett	Trustee	Since	Private Investor —	70	Director —
2005 Market Street		March 2005	(March 2004–Present)		Bryn Mawr
Philadelphia, PA					Bank Corp. (BMTC)
19103					(2007–2011)

October 1947

Joseph W. Chow	Trustee	Since	Executive Vice President	70	Director and Audit
2005 Market Street		January 2013	(Emerging Economies Strategies,		Committee Member —
Philadelphia, PA			Risk and Corporate Administration)		Hercules Technology
19103			State Street Corporation		Growth Capital, Inc.
(July 2004–March 2011)

January 1953

John A. Fry	Trustee	Since	President	70	Director —
2005 Market Street		January 2001	Drexel University		Hershey Trust
Philadelphia, PA			(August 2010–Present)
19103
			President —		Director and Audit
May 1960			Franklin & Marshall College		Committee Member —
			(June 2002–July 2010)		Community Health
Systems

Anthony D. Knerr	Trustee	Since	Managing Director —	70	None
2005 Market Street		April 1990	Anthony Knerr & Associates
Philadelphia, PA			(Strategic Consulting)
19103			(1990–Present)

December 1938

Lucinda S. Landreth	Trustee	Since	Private Investor	70	None
2005 Market Street		March 2005	(2004–Present)
Philadelphia, PA
19103

June 1947

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Independent Trustees (continued)
Frances A. Sevilla-Sacasa	Trustee	Since	Chief Executive Officer —	70	Trust Manager and
2005 Market Street		September 2011	Banco Itaú Europa		Audit Committee
Philadelphia, PA			International		Member — Camden
19103			(April 2012–Present)		Property Trust

January 1956			Executive Advisor to Dean
(August 2011–March 2012)
and Interim Dean
(January 2011–July 2011)
— University of Miami
School of Business
Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)
Thomas K. Whitford	Trustee	Since	Vice Chairman (2010–April 2013)	70	none
2005 Market Street		January 2013	Chief Administrative Officer (2008–2010)
Philadelphia, PA			and Executive Vice President and
19103			Chief Administrative Officer
(2007–2009) — PNC
Financial Services Group
March 1956
Janet L. Yeomans	Trustee	Since	Vice President and Treasurer	70	Director, Audit
2005 Market Street		April 1999	(January 2006–July 2012)		Committee Member
Philadelphia, PA			Vice President — Mergers & Acquisitions		and Investment
19103			(January 2003–January 2006), and		Committee Member —
			Vice President and Treasurer		Okabena Company
July 1948			(July 1995–January 2003)
			3M Corporation		Chair — 3M Investment
Management Company
(2005–2012)
J. Richard Zecher	Trustee	Since	Founder —	70	Director and Compensation
2005 Market Street		March 2005	Investor Analytics		Committee Member —
Philadelphia, PA			(Risk Management)		Investor Analytics
19103			(May 1999–Present)
Director —
July 1940			Founder —		P/E Investments
P/E Investments
(Hedge Fund)
(September 1996–Present)
Officers
David F. Connor	Senior Vice President,	Senior Vice President,	David F. Connor has served as	70	None[3]
2005 Market Street	Deputy General	Deputy General Counsel	Deputy General Counsel of
Philadelphia, PA	Counsel, and Secretary	since May 2013;	Delaware Investments
19103		Vice President,	since 2000.
Deputy General Counsel
September 2000–May 2013;
Secretary since
October 2005
December 1963
Daniel V. Geatens	Vice President	Treasurer	Daniel V. Geatens has served	70	None[3]
2005 Market Street	and Treasurer	since	in various capacities at
Philadelphia, PA		October 2007	different times at
19103			Delaware Investments.

October 1972

(continues)       41

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Officers (continued)

David P. O’Connor	Executive Vice	Executive Vice President	David P. O’Connor has served in	70	None[3]
2005 Market Street	President,	since February 2012;	various executive and legal
Philadelphia, PA	General Counsel,	Senior Vice President	capacities at different times
19103	and Chief	October 2005–February 2012;	at Delaware Investments.
	Legal Officer	General Counsel and
February 1966		Chief Legal Officer
since
October 2005
Richard Salus	Senior	Chief Financial	Richard Salus has served in	70	None[3]
2005 Market Street	Vice President	Officer since	various executive capacities
Philadelphia, PA	and	November 2006	at different times at
19103	Chief Financial		Delaware Investments.
Officer
October 1963

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s investment advisor.
2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s investment advisor.
3 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor as the registrant.

About the organization

This annual report is for the information of Delaware Investments® Dividend and Income Fund, Inc. shareholders. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when sold, may be worth more or less than their original cost.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may, from time to time, purchase shares of its common stock on the open market at market prices. Your Fund’s Board of Directors approved a share repurchase program in 1994 that authorizes the Fund to purchase up to 10% of its outstanding shares on the floor of the New York Stock Exchange.

Board of Directors	Affiliated officers

Patrick P. Coyne
Chairman, President,
and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

Thomas L. Bennett†
Private Investor
Rosemont, PA

Joseph W. Chow†
Former Executive Vice President
State Street Corporation
Brookline, MA

John A. Fry†
President
Drexel University
Philadelphia, PA

Anthony D. Knerr
Founder and Managing Director
AKA Strategy
New York, NY

Lucinda S. Landreth
Former Chief Investment Officer
Assurant, Inc.
Philadelphia, PA

Frances A. Sevilla-Sacasa†
Chief Executive Officer
Banco Itaú Europa International
Miami, FL

Thomas K. Whitford
Former Vice Chairman
PNC Financial Services Group
Pittsburgh, PA

Janet L. Yeomans†
Former Vice President and Treasurer
3M Corporation
St. Paul, MN

J. Richard Zecher
Founder
Investor Analytics
Scottsdale, AZ

David F. Connor
Senior Vice President, Deputy General
Counsel, and Secretary
Delaware Investments Family of Funds
Philadelphia, PA

Daniel V. Geatens
Vice President and Treasurer
Delaware Investments Family of Funds
Philadelphia, PA

David P. O’Connor
Executive Vice President, General Counsel,
and Chief Legal Officer
Delaware Investments Family of Funds
Philadelphia, PA

Richard Salus
Senior Vice President and
Chief Financial Officer
Delaware Investments Family of Funds
Philadelphia, PA

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 866 437-0252; (ii) on the Fund’s website at delawareinvestments.com; and (iii) on the SEC’s website at sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawareinvestments.com; and (ii) on the SEC’s website at sec.gov.

Investment manager
Delaware Management Company
a series of Delaware Management
Business Trust
Philadelphia, PA

Principal office of the Fund
2005 Market Street
Philadelphia, PA 19103-7094

Independent registered public
accounting firm
PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, PA 19103-7042

Registrar and stock transfer
agent
Computershare, Inc.
480 Washington Blvd.
Jersey City, NJ 07310
866 437-0252

Website
delawareinvestments.com

Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Your reinvestment options
Delaware Investments Dividend and Income Fund, Inc. offers an automatic dividend reinvestment program. If you would like to reinvest dividends, and shares are registered in your name, contact Computershare, Inc. at 866 437-0252. You will be asked to put your request in writing. If you have shares registered in “street” name, contact the broker/dealer holding the shares or your financial advisor.

If you choose to receive your dividends in cash, you may now elect to receive them by ACH transfer. Contact Computershare at the number above for more information.

†Audit committee member

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant’s Board of Trustees/Directors has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

       Frances A. Sevilla-Sacasa
       Janet L. Yeomans

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $28,035 for the fiscal year ended November 30, 2013.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $16,300 for the fiscal year ended November 30, 2012.

     (b) Audit-related fees.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2013.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $618,000 for the registrant’s fiscal year ended November 30, 2013. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2012.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $685,000 for the registrant’s fiscal year ended November 30, 2012. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

     (c) Tax fees.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $4,850 for the fiscal year ended November 30, 2013. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2013.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $2,090 for the fiscal year ended November 30, 2012. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2012.

     (d) All other fees.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2013.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2013. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2012.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2012. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

     (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments® Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund

Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters up to $10,000 per Fund

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)

up to $25,000 in the aggregate
Audit-Related Services

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)

up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

     The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $7,732,970 and $10,867,923 for the registrant’s fiscal years ended November 30, 2013 and November 30, 2012, respectively.

     (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

     The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the registrant’s Audit Committee are Joseph W. Chow, Lucinda S. Landreth, Frances A. Sevilla-Sacasa and Janet L. Yeomans.

Item 6. Investments

     (a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

     (b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     The registrant has formally delegated to its investment adviser (the “Adviser”) the responsibility for making all proxy voting decisions in relation to portfolio securities held by the registrant. If and when proxies need to be voted on behalf of the registrant, the Adviser will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the “Procedures”). The Adviser has established a Proxy Voting Committee (the “Committee”) which is responsible for overseeing the Adviser’s proxy voting process for the registrant. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the registrant.

     In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services (“ISS”), which is a subsidiary of MSCI Inc., to analyze proxy statements on behalf of the registrant and other Adviser clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS’s proxy voting activities. If a proxy has been voted for the registrant, ISS will create a record of the vote. By no later than August 31 of each year, information (if any) regarding how the registrant voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the registrant’s website at delawareinvestments.com; and (ii) on the Commission’s website at sec.gov.

     The Procedures contain a general guideline stating that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Adviser will normally vote against management’s position when it runs counter to its specific Proxy Voting Guidelines (the “Guidelines”), and the Adviser will also vote against management’s recommendation when it believes that such position is not in the best interests of the registrant.

     As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the registrant. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class that has superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; and (vii) generally vote for proposals requesting reports on the level of greenhouse gas emissions from a company’s operations and products.

     Because the registrant has delegated proxy voting to the Adviser, the registrant is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Adviser does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies that the Adviser receives on behalf of the registrant are voted by ISS in accordance with the Procedures. Because almost all of the registrant proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for the Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Adviser during the proxy voting process. In the very limited instances where the Adviser is considering voting a proxy contrary to ISS’s recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the Adviser. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the registrant. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner that the Committee believes is consistent with the Procedures and in the best interests of the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

     The information in the annual report under “Other Fund information – Fund management” is incorporated by reference into this Item 8.

Other Accounts Managed
     The following chart lists certain information about types of other accounts for which each Fund manager is primarily responsible as of November 30, 2013. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis. The personal account information is current as of June 30, 2013.

			No. of Accounts with	Total Assets in Accounts
	No. of	Total Assets	Performance-	with Performance-
	Accounts	Managed	Based Fees	Based Fees
Damon J. Andres
Registered Investment	8	$1.7 billion	0	$0
Companies
Other Pooled Investment	1	$75.8 million	0	$0
Vehicles
Other Accounts	4	$177.0 million	0	$0
Wayne A. Anglace
Registered Investment	3	$1.0 billion	0	$0
Companies
Other Pooled Investment	2	$88.6 million	0	$0
Vehicles
Other Accounts	17	$99.2 million	0	$0
Kristen E. Bartholdson
Registered Investment	7	$6.3 billion	0	$0
Companies
Other Pooled Investment	5	$692.6 million	0	$0
Vehicles
Other Accounts	30	$5.9 billion	1	$2.8 billion
Thomas H. Chow
Registered Investment	20	$22.8 billion	0	$0
Companies
Other Pooled Investment	6	$490.1 million	0	$0
Vehicles
Other Accounts	16	$4.5 billion	0	$0
Craig C. Dembek
Registered Investment	11	$4.3 billion	0	$0
Companies
Other Pooled Investment	1	$15.8 million	0	$0
Vehicles
Other Accounts	2	Less than $1 million	0	$0
Roger A. Early
Registered Investment	17	$23.2 billion	0	$0
Companies
Other Pooled Investment	4	$555.6 million	0	$0
Vehicles
Other Accounts	44	$6.0 billion	0	$0
Nikhil G. Lalvani
Registered Investment	7	$6.3 billion	0	$0
Companies
Other Pooled Investment	5	$692.6 million	0	$0
Vehicles
Other Accounts	25	$5.9 billion	1	$2.8 billion

Anthony A. Lombardi
Registered Investment	7	$6.3 billion	0	$0
Companies
Other Pooled Investment	5	$692.6 million	0	$0
Vehicles
Other Accounts	28	$5.9 billion	1	$2.8 billion
Paul A. Matlack
Registered Investment	14	$4.9 billion	0	$0
Companies
Other Pooled Investment	6	$490.1 million	0	$0
Vehicles
Other Accounts	3	$413.7 million	0	$0
John P. McCarthy
Registered Investment	11	$4.3 billion	0	$0
Companies
Other Pooled Investment	0	$0	0	$0
Vehicles
Other Accounts	5	Less than $1 million	0	$0
D. Tysen Nutt
Registered Investment	8	$6.6 billion	0	$0
Companies
Other Pooled Investment	5	$692.6 million	0	$0
Vehicles
Other Accounts	31	$5.9 billion	1	$2.8 billion
Robert A. Vogel
Registered Investment	7	$6.3 billion	0	$0
Companies
Other Pooled Investment	5	$692.6 million	0	$0
Vehicles
Other Accounts	29	$5.9 billion	1	$2.8 billion
Babak Zenouzi
Registered Investment	14	$3.0 billion	0	$0
Companies
Other Pooled Investment	2	$91.7 million	0	$0
Vehicles
Other Accounts	4	$176.9 million	0	$0

DESCRIPTION OF MATERIAL CONFLICTS OF INTEREST
     Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Funds and the investment action for such other fund or account and the Funds may differ. For example, an account or fund may be selling a security, while another account or Fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account or Fund. Additionally, the management of multiple other funds or accounts and the Funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. The Adviser has adopted procedures designed to allocate investments fairly across multiple funds or accounts.

     One of the accounts managed by the portfolio managers has a performance-based fee. This compensation structure presents a potential conflict of interest. The portfolio manager has an incentive to manage this account so as to enhance its performance, to the possible detriment of other accounts for which the investment manager does not receive a performance-based fee.

     A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While Delaware’s code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation Structure
     Each portfolio’s manager’s compensation consists of the following:

     Base Salary – Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

     Bonus – (Mr. Nutt, Ms. Bartholdson, Mr. Lalvani, Mr. Lombardi and Mr. Vogel only) Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Delaware Investments keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool. The pool is allotted based on subjective factors and objective factors. The primary objective factor is the one-, three-, and five-year performance of the funds managed relative to the performance of the appropriate Lipper peer groups and the performance of institutional composites relative to the appropriate indices. Three- and five-year performance is weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

     Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

     (Mr. Andres and Mr. Zenouzi only) Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Delaware Investments keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the one-, three-, and five-year performance of the funds managed relative to the performance of the appropriate Lipper peer groups and the performance of institutional composites relative to the appropriate indices. Three- and five-year performance is weighed more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

     Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

     (Mr. Anglace, Mr. Chow, Mr. Dembek, Mr. Early, Mr. Matlack and Mr. McCarthy only) An objective component is added to the bonus for each manager that is reflective of account performance relative to an appropriate peer group or database. The following paragraph describes the structure of the non-guaranteed bonus.

     Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors. There is one pool for bonus payments for the fixed income department. The pool is allotted based on subjective factors (50%) and objective factors (50%). The amount of the pool for bonus payments is determined by assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts. For investment companies, each manager is compensated according to the Fund’s Lipper or Morningstar peer group percentile ranking on a one, three-, and five-year basis, with longer-term performance more heavily weighted. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking against the eVestment Alliance, and Callan Associates databases (or similar sources of relative performance data) on a one-, three-, and five-year basis, with longer term performance more heavily weighted. There is no objective award for a fund that falls below the 50th percentile, but incentives reach maximum potential at the top 25th-30th percentile. There is a sliding scale for investment companies that are ranked above the 50th percentile. The remaining portion of the bonus is discretionary as determined by Delaware Investments and takes into account subjective factors.

     For new and recently transitioned portfolio managers, the compensation may be weighted more heavily towards a portfolio manager’s actual contribution and ability to influence performance, rather than longer-term performance. Management intends to move the compensation structure towards longer-term performance for these portfolio managers over time.

     Portfolio managers participate in retention programs, including the Delaware Investments Incentive Unit Plan, the Delaware Investments Notional Investment Plan, and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes.

     Delaware Investments Incentive Unit Plan - Portfolio managers may be awarded incentive unit awards (“Awards”) relating to the underlying shares of common stock of Delaware Management Holdings, Inc. issuable pursuant to the terms of the Delaware Investments Incentive Unit Plan (the “Plan”) adopted on November 30, 2010.

     The Plan was adopted in order to: assist the Adviser in attracting, retaining, and rewarding key employees of the company; enable such employees to acquire or increase an equity interest in the company in order to align the interest of such employees and the Adviser; and provide such employees with incentives to expend their maximum efforts. Subject to the terms of the Plan and applicable award agreements, Awards typically vest in 25% increments on a four-year schedule, and shares of common stock underlying the Awards are issued after vesting. The fair market value of the shares of Delaware Management Holdings, Inc., is normally determined as of each March 31, June 30, September 30 and December 31 by an independent appraiser. Generally, a stockholder may put shares back to the company during the put period communicated in connection with the applicable valuation.

     Delaware Investments Notional Investment Plan – A portion of a portfolio manager’s retained profit share may be notionally exposed to the return of a portfolio of Delaware Investments Family of Funds-managed funds pursuant to the terms of the Delaware Investments Notional Investment Plan. The retained amount will vest in three equal tranches in each of the first, second and third years following the date upon which the investment is made.

     Macquarie Group Employee Retained Equity Plan – A portion of a portfolio manager’s retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan (“MEREP”), which is used to deliver remuneration in the form of Macquarie Group Limited (“Macquarie”) equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in equal tranches two, three, and four years after the date of investment.

     Other Compensation - Portfolio managers may also participate in benefit plans and programs available generally to all employees.

Ownership of Securities
     As of November 30, 2013, the portfolio managers did not own any shares of the Fund.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics

Not applicable.

	(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

	(3)	Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE INVESTMENTS® DIVIDEND AND INCOME FUND, INC.

/s/ PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	February 3, 2014

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	February 3, 2014

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	February 3, 2014